                            SCHEDULE 14A INFORMATION

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.)

  Filed by the Registrant [X]
  Filed by a Party other than the Registrant [_]

  Check the appropriate box:
  [_]  Preliminary Proxy Statement
  [_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
  [X]  Definitive Proxy Statement
  [_]  Definitive Additional Materials
  [_]  Soliciting Material Pursuant to section 240.14a-11(c) or section 240.14a-
       12


                               pcOrder.com, Inc.

                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  [X]  No fee required.
  [_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-
       11.

  (1)  Title of each class of securities to which transaction applies:

  (2)  Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4)  Proposed maximum aggregate value of transaction:

  (5)  Total fee paid:

  [_]  Fee paid previously with preliminary materials.

  [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)  Amount Previously Paid:

  (2)  Form, Schedule or Registration Statement No.:

  (3)  Filing Party:

  (4)  Date filed:

                             [LOGO OF PCORDER.COM]

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JULY 6, 2000

To Our Stockholders:

   Notice is hereby given that the annual meeting of stockholders of pcOrder.com, Inc. (the "Company") will be held at the Renaissance Austin Hotel, 9721 Arboretum Blvd., Austin, Texas on July 6, 2000, at 9:00 a.m. local time, for the following purposes:

   1. To elect five directors of the Company to hold office until the Company's next annual meeting of stockholders;

   2. To approve the Company's Employee Stock Purchase Plan and Foreign Subsidiary Employee Stock Purchase Plan;

   3. To approve amendments of the Company's 1999 Stock Incentive Plan to (a) increase the number of shares reserved for issuance under that plan by 1,500,000 and (b) impose a limit on the number of shares with respect to which awards may be made to each executive officer under that plan in any one year;

   4. To ratify the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2000; and

   5. To transact such other business as may properly come before the meeting.

   These items of business are more fully described in the attached Proxy Statement.

   Stockholders of record at the close of business on May 22, 2000 are entitled to notice of and to vote at the Annual Meeting. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting and for a period of ten days prior to the meeting during regular business hours at our corporate headquarters at 5001 Plaza on the Lake, Austin, Texas.



                                   By Order of the Board of Directors,


                                   /s/ Richard Friedman

                                   Richard Friedman
                                   Secretary

Austin, Texas
June 9, 2000

The Company cordially invites all stockholders to attend the annual meeting in person. However, to ensure your representation at the annual meeting, we encourage you to read the attached proxy statement and complete, date, sign and return the enclosed proxy card as promptly as possible in the enclosed postage-paid envelope.

                               PCORDER.COM, INC.
                             5001 Plaza on the Lake
                              Austin, Texas 78746
                                 (512) 684-1100

                                PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 6, 2000


  This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of pcOrder.com, Inc. (the "Company" or "pcOrder") for use at the annual meeting of the stockholders of the Company, or at any adjournment or postponement thereof (the "Annual Meeting"). The Annual Meeting will be held at the Renaissance Austin Hotel, 9721 Arboretum Blvd., Austin, Texas on July 6, 2000, starting at 9:00 a.m. local time. This Proxy Statement and the accompanying form of proxy are first being mailed to the stockholders on or about June 9, 2000.


                              GENERAL INFORMATION

Voting Rights; Votes required for approval

  The Board has fixed the close of business on May 22, 2000 (the "Record Date") as the date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, there were 6,514,659 shares of Class A Common Stock outstanding and 10,317,620 shares of Class B Common Stock outstanding. Each holder of Class A Common Stock is entitled to one vote per share held and each holder of Class B Common Stock is entitled to eight votes per share held. The holders of Class A Common Stock and Class B Common Stock will vote together as a single class on all matters.

  All of the outstanding shares of the Class B Common Stock are beneficially owned by Trilogy Software, Inc. ("Trilogy"), representing approximately 93% of the combined voting power of the outstanding common stock. Trilogy intends to vote its shares FOR the election of each of the nominees named in Proposal 1 and FOR each of the other proposals.

  The presence, in person or by proxy, of the holders of a majority of the combined voting power of the outstanding shares entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Election of directors will be determined by a plurality of the votes represented in person or by proxy and entitled to vote at the Annual Meeting. All other proposals require the affirmative votes of a majority of the votes represented in person or by proxy and entitled to vote at the Annual Meeting.

Proxies

  All shares represented by properly executed proxies received prior to or at the Annual Meeting, and not revoked, will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted FOR the election of each of the five nominees named in Proposal 1 and FOR each of the other proposals included in this Proxy Statement. So far as the Board is aware, the proposals included in this Proxy Statement are the only matters to be acted upon at the Annual Meeting. As to any other matter, which may properly come before the Annual Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their best judgment.

  A properly executed proxy marked "ABSTAIN," although counted for purposes of determining whether there is a quorum and for purposes of determining the aggregate voting power and number of shares represented and entitled to vote at the Annual Meeting, will not be voted and, therefore, except in the case of Proposal 1, will have the same effect as a vote cast against such proposal. Shares represented by "broker non-votes" (i.e., shares held by brokers or nominees which are represented at a meeting but with respect to which the broker or nominee is not empowered to vote on a particular proposal) will not be considered as voting with respect to that proposal. All votes will be tabulated by the inspector of elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and "broker non-votes".

  A stockholder may revoke his or her proxy at any time prior to its use by delivering to the Secretary of the Company a signed notice of revocation or a later dated signed proxy or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in itself constitute the revocation of a proxy.

  The cost of solicitation of proxies will be paid by the Company. In addition to solicitation by mail, officers and regular employees of the Company may solicit proxies by telephone, telegram, in person or by other means. Such persons will receive no additional compensation for such services. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting material to the beneficial owners of shares held of record by them and will be reimbursed for their reasonable out-of-pocket expenses in connection therewith.


                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

General

  At the Annual Meeting, the stockholders will elect five directors to serve until the 2001 annual meeting of stockholders or until their respective successors are duly elected and qualified. In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the Board may be reduced in accordance with the Bylaws of the Company. As of the date of this Proxy Statement, the Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

Vote Required

  Assuming a quorum is present, the five nominees receiving the highest number of affirmative votes of shares entitled to vote for them will be elected as directors of the Company for the ensuing year. Stockholders are not entitled to cumulate votes in the election of directors. Unless marked otherwise, proxies received will be voted FOR the election of each of the five nominees named below.

Nominees

  The names of the nominees, their ages as of April 15, 2000, and certain other information about them are set forth below:

Name of Nominee                               Age  Director since  Position Held with the Company
---------------                               ---  --------------  ------------------------------
 Ross A. Cooley...........................     59       1996       Chairman and Chief Executive Officer
 Joseph A. Liemandt (1)..................      31       1994       Director
 Peter J. Barris (1) .......................   48       1998       Director
 Linwood A. Lacy (2).....................      54       1998       Director
 Robert W. Stearns (2)......................   50       1998       Director

----------------------------

(1)   Member of the Compensation Committee
(2)   Member of the Audit Committee

  There are no family relationships among any of the directors or executive officers of the Company.

  Ross A. Cooley has been Chairman and Chief Executive Officer since November 1996. From 1984 to 1996, Mr. Cooley was employed by Compaq, most recently as Senior Vice President and General Manager responsible for all North American business and operations. Mr. Cooley is a member of the RosettaNet board of directors, the computer industry's e-commerce standards effort, and a member of its executive committee. During his 18-year career at IBM, Mr. Cooley completed the Harvard Business School Senior Executive Program. Mr. Cooley holds an A.A.S. from Broome Community College.

  Joseph A. Liemandt has been a director since our inception. From July 1994 to June 1996, Mr. Liemandt was President of pcOrder. Mr. Liemandt co-founded Trilogy in 1989. Since that time, Mr. Liemandt has served as the President, Chief Executive Officer and Chairman of Trilogy.

  Peter J. Barris has been a director since June 1998. Since 1992, Mr. Barris has been a partner and, in 1994, was appointed a General Partner, of New Enterprise Associates, a firm that manages venture capital investments. In 1999, Mr. Barris was appointed Managing General Partner. Mr. Barris is also a member of the board of directors of Mobius Management Systems, Inc., CareerBuilder, Inc. and Pathnet, Inc. Mr. Barris holds a B.S.E.E. from Northwestern University and an M.B.A. from the Amos Tuck School at Dartmouth College.

  Linwood A. Lacy, Jr. has been a director since August 1998. In November 1997, Mr. Lacy retired from Micro Warehouse Incorporated where he had served as President and Chief Executive Officer since October 1996. From 1985 to May 1996, Mr. Lacy served as the Co-Chairman and Chief Executive Officer of Ingram Micro, Inc., a microcomputer products distributor and a then wholly-owned subsidiary of Ingram Industries, Inc. From December 1993 to June 1995, Mr. Lacy was also President of Ingram Industries Inc. From June 1995 until April 1996, he was President and Chief Executive Officer of Ingram Industries Inc., and from April 1996 to May 1996 served as its Vice Chairman. Mr. Lacy is Chairman of the Board and a Director of Shopping4Sure.com. Mr. Lacy also serves as a director of Ingram Industries Inc., Modus Media, Inc. and Earthlink Network, Inc. Mr. Lacy holds a B.S.ChE from the University of Virginia and an M.B.A. in Business from the Darden Graduate School of Business Administration at the University of Virginia.

  Robert W. Stearns has been a director since September 1998. Mr. Stearns is currently a Managing Director of Sternhill Partners, a venture capital firm. From January 1996 to August 1998, Mr. Stearns served as the Senior Vice President of Technology and Corporate Development of Compaq. He joined Compaq as Vice President of Corporate Development in July 1993. Before his arrival at Compaq, he was employed as a management consultant with McKinsey & Co., focusing on high technology clients. Mr. Stearns serves as a director of various private companies and the Cynthia Woods Mitchell Pavilion. In November 1996, Mr. Stearns was appointed to the Texas Science and Technology Council and in March 1998 he became a fellow of the Aspen Institute and a member of the Brookings Council of the Brookings Institute. Mr. Stearns holds a B.S. in Chemistry from Brown University and a Master of Science from the Massachusetts Institute of Technology.


Meetings and Committees of the Board

  During the fiscal year ended December 31, 1999, the Board held 8 meetings and acted by unanimous written consent in lieu of a meeting on 10 occasions, and no director then in office attended fewer than 75% of the aggregate number of meetings of the Board and meetings of the committees of the Board on which he serves. The Board has an Audit Committee and a Compensation Committee. There is no standing nominating committee of the Company's Board.

  During the fiscal year ended December 31, 1999, the Audit Committee of the Board met twice. The Audit Committee of the Board reviews and monitors the corporate financial reporting and our internal and external audits, including, our control functions, the results and scope of the annual audit and other services provided by our independent accountants, and our compliance with legal matters that have a significant impact on our financial condition. The Audit Committee also consults with our management and our independent accountants before the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into aspects of our financial affairs. In addition, the Audit Committee has the responsibility to consider and recommend the appointment of, and to review fee arrangements with, our independent accountants. The current members of the Audit Committee are Messrs. Lacy and Stearns.

  During the fiscal year ended December 31, 1999, the Compensation Committee of the Board met once. The Compensation Committee of the Board reviews and makes recommendations to the Board regarding our compensation policies and all forms of compensation to be provided to executive officers and directors, including, annual salaries and bonuses and stock option and other incentive compensation arrangements. In addition, the Compensation Committee reviews bonus and stock compensation arrangements for other employees. The current members of the Compensation Committee are Messrs. Barris and Liemandt.

Director Compensation

  We do not currently compensate outside directors for attending Board or committee meetings, but we reimburse directors for their reasonable travel expenses incurred in connection with attending the meetings. On November 1, 1996, we granted to Mr. Liemandt an option to purchase 100 shares of our Class A Common Stock at an exercise price of $3.00 per share. Upon joining the board, Mr. Barris received options to acquire 10,000 shares of Class A Common Stock at $6.40 per share, Mr. Lacy received options to acquire 30,000 shares of Class A Common Stock at $8.00 per share, and Mr. Stearns received options to acquire 15,000 shares of Class A Common Stock at $9.00 per share. In 1999, Mr. Lacy received options to acquire 10,000 shares of Class A Common Stock at $39.875 per share and Mr. Stearns received options to acquire 20,000 shares of Class A Common Stock at $39.875 per share.

Recommendation of the Board


 The Board recommends a vote FOR the election of all nominees named above.


                                 PROPOSAL NO. 2
                   APPROVAL OF EMPLOYEE STOCK PURCHASE PLANS

Background

  The Board has approved, subject to stockholder approval, the pcOrder Employee Stock Purchase Plan and the pcOrder Foreign Subsidiary Stock Purchase Plan (the "Purchase Plans"), covering an aggregate of 250,000 shares of Class A Common Stock issuable under the two plans. The Purchase Plans permit our employees to purchase the Company's Class A Common Stock at a discounted price. These plans are designed to encourage and assist employees of the Company and participating subsidiaries to acquire an equity interest in the Company through the purchase of Class A Common Stock. The Purchase Plans are also intended to provide to participating United States employees the tax benefits available under Section 421 of the Internal Revenue Code.

Description of Purchase Plans

  All employees, including executive officers and directors who are employees, customarily employed at least 20 hours per week and at least five months per year by the Company or any participating subsidiary of the Company are eligible to participate in these plans as of the first semi-annual enrollment date following employment. However, employees who hold, directly or through options, five percent or more of the total combined voting power or value of the voting securities of the Company are not eligible to participate. Independent consultants and contractors are not eligible to participate in these plans. Participants may elect to make contributions up to a maximum of 15% of compensation, including regular salary payments, bonuses and overtime pay. The enrollment dates for the Purchase Plans are the first trading days of April 2000, November 2000, and of each May and November thereafter. On the last trading date of each October and April, the Company applies the funds then in each participant's account to the purchase of shares. The cost of each share purchased is 85% of the lower of the closing prices for Class A Common Stock on: (i) the first trading day in the enrollment period in which the purchase is made; and (ii) the purchase date. The length of the enrollment period may not exceed a maximum of 12 months except for the enrollment period commencing in April 2000, which may last 13 months. The Board has limited the maximum number of shares that may be purchased by a participant on any purchase date to 500 shares of Class A Common Stock, and no participant's right to acquire shares may accrue at a rate exceeding $25,000 of fair market value of Class A Common Stock (determined as of the first trading day in an enrollment period) in any calendar year.

  The Board may administer these plans or the Board may delegate its authority to a committee of directors and may delegate routine matters to management. The Board may amend or terminate these plans at any time and may provide for an adjustment in the purchase price and the number and kind of securities available under the plans in the event of a reorganization, recapitalization, stock split, or other similar event. However, amendments that would increase the number of shares reserved for purchase, or would otherwise require stockholder approval in order to comply with certain federal securities regulations, require stockholder approval. Shares available under these plans may be either outstanding shares repurchased by the Company or newly issued shares.

  Approximately 256 employees of the Company are eligible to participate in the Purchase Plans. Since the number of shares purchased under the Purchase Plans by an employee and the purchase price thereof are determined by the level of voluntary contribution by such employee and the market price of the shares in effect from time to time, the Company currently cannot determine the number of shares that may be purchased in the future by any eligible individual or group of individuals or the purchase price thereof.

Federal Income Tax Consequences

  The following summary of federal income tax consequences is based upon existing statutes, regulations and interpretations thereof. The applicable rules are complex, and income tax consequences may vary depending upon the particular circumstances of each plan participant. This Proxy Statement describes federal income tax consequences of general applicability, but does not purport to describe particular consequences to each individual plan participant or foreign, state or local income tax consequences, which may differ from the United States federal income tax consequences.

  If shares purchased by a U.S. participant under the Purchase Plans are held more than one year after the date of purchase and more than two years after the applicable enrollment date, the participant will have taxable ordinary income on a sale or other disposition (including by gift) of the shares to the extent of the lesser of: (a) 15% of the fair market value of the shares on the enrollment date; or (b) the actual gain (the amount by which the market value of the shares on the date of sale or other disposition exceeds the purchase price). Any additional gain upon the sale of the shares will be long-term capital gain. If the shares are sold for less than the purchase price, there is no ordinary income, and the participant will have a long-term capital loss equal to the difference between the sale price and the purchase price. These rules apply to shares held by a participant at death whether or not the one-year and two-year holding periods have been met.

  If the shares are sold, or otherwise disposed of (including by way of gift) before both of the holding periods described above have been met (in either case, a "disqualifying disposition"), the participant has taxable ordinary income at the time of the disqualifying disposition to the extent that the fair market value of the stock at the date of purchase was greater than the purchase price. This amount is taxable in the year of the disqualifying disposition regardless of whether the sale price (or fair market value on the date of gift) exceeds the purchase price. If the disqualifying disposition is a sale, any change in the value of the shares after the purchase date is a capital gain or loss, which will be long-term if the stock has been held more than one year. Thus, on a disposition at a loss more than one year from the date of purchase but less than two years from the applicable enrollment date, a participant would have ordinary income and a long-term capital loss.

  Ordinary income taxable to a participant upon a disqualifying disposition constitutes compensation that will be reported to the IRS for the year in which the disqualifying disposition occurs. The Company will report this income on each participant's Form W-2, but, based on IRS rulings, does not intend to withhold on this income. However, the IRS has reportedly taken the position in some instances that such income is subject to withholding, and the Company may start withholding in the future.

  The Company receives a deduction for federal income tax purposes to the extent that a participant realizes ordinary income on a disqualifying disposition under the Purchase Plans. The Company does not receive a deduction, however, if a participant meets the holding period requirements, even if the participant has ordinary income. The Company will treat any sale or other transfer of shares, including a gift or a transfer into "street name", as a disposition. In order to enable the Company to learn of disqualifying dispositions and ascertain the amount of deduction to which it is entitled, participants are required to provide to the Company, in writing, the date and terms of any disposition of stock purchased under the Purchase Plans. If a participant does not notify the Company, the Company will assume the disposition to be a disqualifying disposition.

  Special rules apply to U.S. participants who are directors and officers of the Company. The consequences to non-U.S. participants are governed by foreign laws.

Proposal

  At the annual meeting, the Company's stockholders will be asked to approve both Purchase Plans. Approval of the Purchase Plans requires the affirmative vote of a majority of the votes cast at a duly held stockholders meeting at which a quorum of the voting power is represented.

Recommendation

  The Board recommends a vote "FOR" approval of the Purchase Plans.


                                 PROPOSAL NO. 3
         APPROVAL OF AMENDMENT OF THE 1999 STOCK OPTION INCENTIVE PLAN

Description of the Proposal

  The stockholders are being asked to approve amendments of the pcOrder.com, Inc. 1999 Stock Option Incentive Plan (the "1999 Plan") to (a) increase the number of shares of the Company's Class A Common Stock reserved for issuance under the 1999 Plan by 1,500,000 shares from 2,331,175 to 3,831,175 and (b)
impose a limit on the number of shares with respect to which awards may be made to each executive officer under that plan in any one year. The Board unanimously adopted these amendments, subject to stockholder approval.

  The first proposed amendment the Company believes is necessary in order to provide a sufficient reserve of shares to permit the grant of future options to existing and new employees of and consultants to the Company. As of February 29, 2000 and prior to giving effect to the proposed amendments to the 1999 Plan, 1,572,220 shares of Class A Common Stock were subject to outstanding options under the 1999 Plan, no shares of Class A Common Stock had been issued under the 1999 Plan, and 758,955 shares of Class A Common Stock remained available for future issuance.

  The second proposed amendment to the 1999 Plan was adopted by the Board, subject to stockholder approval, in response to Section 162(m) of the Code.
Section 162(m) of the Code limits the deductibility by public companies of compensation in excess of $1 million per year (subject to some exemptions) paid to certain executive officers (generally, the CEO and the four most highly compensated executive officers). As the limit applies in the year in which the compensation is paid, it could apply to income derived from the exercise of certain stock options, measured by the spread between the exercise price and the fair market value at the time the option is exercised. Options granted by pcOrder prior to the proposed 1,500,000-share increase in the 1999 Plan are generally grandfathered under this law.

  Performance-based compensation is excluded from compensation counted toward the $1 million deduction limit if certain conditions are met. Compensation resulting from the exercise of stock options will be treated as "performance based" and excluded from the limit on deductibility if, among other things, the plan under which the options are granted specifies limits on the number of shares issuable to executive officers under the plan and these limits are approved by the issuer's stockholders.

  In order to exclude from the $1 million deduction limit compensation resulting from the exercise of options granted under the 1999 Plan, the Board has adopted, subject to stockholder approval, an amendment to the 1999 Plan to limit the number of shares with respect to which options may be granted to no more than 750,000 shares for each executive officer in any fiscal year of the Company.

  The effect of approval of this amendment by the stockholders will be to exclude from the $1 million deduction limit compensation expense recognized by the Company pursuant to the exercise of certain options granted after the adoption of this amendment by executive officers of the Company.

  The following table sets forth the number of shares of Class A Common Stock covered by options awarded to the executive officers and the identified groups under the 1999 Plan from the February 3, 1999 effective date of the 1999 Plan through February 29, 2000, together with the weighted average exercise price payable per share for such option grants. The Company to date has not made any awards under the 1999 Plan other than stock options.

                                                        Number of Shares         Weighted Average
                                                       Underlying Options       Exercise Price per
Name and Position                                          Granted (#)               Share(s)
-----------------                                          -----------               --------
Ross Cooley.........................................                  0                ----
   Chairman and Chief Executive Officer
Christina C. Jones..................................             50,000              $12.00
   President and Chief Operating Officer
James J. Luttenbacher...............................                  0                ----
   Vice President and Chief Financial Officer
Richard Friedman....................................             75,000              $35.00
   Vice President, General Counsel
   and Secretary
All current executive officers as a
   group............................................            125,000              $25.80
All current non-employee directors as a
   group............................................             30,000              $39.88
All employees, including current
   officers who are not executive
   officers, as a group.............................          1,419,220              $34.29

Description of 1999 Plan

  The purpose of the 1999 Plan is to attract and retain the best available personnel, to provide additional incentive to employees, directors and consultants of the Company and its related entities and to promote the success of the Company's business. A total of 1,500,000 shares of Class A Common Stock was initially reserved for issuance under the 1999 Plan when it was adopted in February 1999. In addition, the 1999 Plan authorizes an annual increase in the number of shares of Class A Common Stock issuable thereunder equal to five percent (5%) of the total number of shares of Class A Common Stock and Class B Common Stock outstanding on the first day of each fiscal year of the Company, beginning fiscal 2000, which resulted in an increase by 831,175 in the number of shares authorized for issuance under the 1999 Plan on January 1, 2000. The shares to be issued pursuant to 1999 Plan may be authorized but unissued or reacquired Class A Common Stock.

  The 1999 Plan provides for the granting to employees of incentive stock options ("ISOs") and the granting of nonstatutory stock options, stock appreciation rights, dividend equivalent rights, restricted stock, performance units, performance shares, and other equity-based rights (collectively, "Awards") to employees, directors and consultants of the Company and its related entities. With respect to Awards granted to directors or officers, the 1999 Plan is administered by the Board or a committee designated by the Board constituted to permit such Awards to be exempt from Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act") in accordance with Rule 16b-3 thereunder. With respect to Awards granted to other participants, the 1999 Plan is administered by the Board or a committee designated by the Board. In each case, the respective plan administrator shall determine the provisions, terms and conditions of each Award, including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment upon settlement of the Award, payment contingencies and satisfaction of any performance criteria.

  ISOs are not transferable by the optionee other than by will or the laws of descent or distribution, and each ISO is exercisable during the lifetime of the grantee only by such grantee. Other Awards shall be transferable to the extent provided in the agreement evidencing the Award.

  The per share exercise price of ISOs granted pursuant to the 1999 Plan must be at least equal to the per share fair market value of the Class A Common Stock on the date of grant, and the term of the option must not exceed ten years. The term of other Awards will be determined by the respective plan administrator. With respect to an employee who owns stock representing more than 10% of the voting power of the Company's outstanding capital stock, the per share exercise price of any ISOs must equal at least 110% of the per share fair market value of the Class A Common Stock on the date of grant and the term of the option must not exceed five years. The exercise price or purchase price, if any, of other Awards will be determined by the respective plan administrator, but shall not be less than 100% of the fair market value of the stock granted thereunder. The consideration to be paid upon exercise or purchase of the shares of Class A Common Stock pursuant to an Award will be determined by the respective plan administrator and may include cash, check, promissory note, shares of Class A Common Stock, or the assignment of part of the proceeds from the sale of shares acquired upon exercise or purchase of the Award.

  The 1999 Plan limits the aggregate number of shares of Class A Common Stock available for grant as ISOs to 1,500,000 shares, plus an annual increase to be added on the first day of each fiscal year beginning in fiscal 2000 equal to the lesser of (i) 500,000 shares of Class A Common Stock, (ii) two percent (2%) of the number of shares of Class A Common Stock outstanding as of such date, or
(iii) a lesser number of shares of Class A Common Stock determined by the Administrator.

  Where the Award agreement permits the exercise or purchase of an Award for a certain period of time following the recipient's termination of service with the Company, disability, or death, such Award will terminate to the extent not exercised or purchased on the last day of the specified period or the last day of the original term of such Award, whichever occurs first.

  The Administrator may at any time offer to buy out for a payment in cash or Class A Common Stock, an Award previously granted, based on such terms and conditions as the respective administrator shall establish and communicate to the grantee at the time that such offer is made.

  In the event of certain mergers and other corporate transactions enumerated in the 1999 Plan, each Award which is at the time outstanding automatically shall become vested and exercisable and be released from any restrictions on transfer (other than transfer restrictions applicable to ISOs) and repurchase or forfeiture rights, immediately prior to the specified effective date of such corporate transaction, as to one half of the then unvested shares at the time represented by such Award unless it is either assumed by the successor corporation or parent thereof, replaced with a comparable Award with respect to shares of the capital stock of the successor corporation or parent thereof or replaced with a cash incentive program of the successor corporation which preserves the compensation element of such Award existing at the time of the corporate transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such Award. In the event of the termination of the optionee's employment without cause or certain enumerated effective termination events within 12 months of the corporate transaction, such assumed or substituted Award or cash incentive program automatically shall become vested, exercisable and payable and be released from any restrictions on transfer (other than transfer restrictions applicable to ISOs) and repurchase or forfeiture rights as to one half of the then unvested shares (or cash payments) at the time represented by such Award.

  Following certain change in control events enumerated in the 1999 Plan (other than a change in control which also is a corporate transaction) and upon the termination or effective termination of the employment of an optionee without cause within 12 months of a change in control, each Award held by such optionee which is at the time outstanding under the 1999 Plan automatically shall immediately become vested and exercisable and be released from any restrictions on transfer (other than transfer restrictions applicable to ISOs) and repurchase or forfeiture rights as to one half of the then unvested shares at the time represented by such Award.

  Effective upon the consummation of certain related entity dispositions enumerated in the 1999 Plan employment of each optionee who is at the time engaged primarily in service to the related entity involved shall be deemed to terminate and each Award of such optionee which is at the time outstanding under the 1999 Plan automatically shall become vested and exercisable and be released from any restrictions on transfer (other than transfer restrictions applicable to ISOs) and repurchase or forfeiture rights as to one half of the unvested shares at the time represented by such Award and be exercisable in accordance with the terms of the agreement evidencing such Award unless the Award is assumed or replaced with a similar award by the successor entity or its parent. In the event of the termination of the optionee's employment without cause or the optionee's effective termination within 12 months of the related entity disposition, such assumed or substituted Award or cash incentive program automatically shall become vested, exercisable and payable and be released from any restrictions on transfer (other than transfer restrictions applicable to ISOs) and repurchase or forfeiture rights as to one half of the then unvested shares (or cash payments) at the time represented by such Award.

  Unless terminated sooner, the 1999 Plan will terminate automatically in 2009. The Board has the authority to amend, suspend or terminate the 1999 Plan subject to stockholder approval of certain amendments and provided no such action may affect Awards previously granted under the 1999 Plan unless agreed to by the affected grantees.

Federal Income Tax Consequences Relating to Options

  The following summary of federal income tax consequences is based upon existing statutes, regulations and interpretations thereof. The applicable rules are complex, and income tax consequences may vary depending upon the particular circumstances of each plan participant. This Proxy Statement describes federal income tax consequences of general applicability, but does not purport to describe particular consequences to each individual plan participant or foreign, state or local income tax consequences, which may differ from the United States federal income tax consequences.

  Incentive Stock Options

  ISOs granted under the 1999 Plan are intended to constitute "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code. ISOs may be granted only to employees of the Company (including directors who are also employees). The recipient of an Option (the "Optionee") does not recognize taxable income upon either the grant or exercise of an ISO. However, the excess of the fair market value of the shares purchased upon exercise over the Option exercise price (the "Option Spread") is includable in the Optionee's "alternative minimum taxable income" ("AMTI") for purposes of the alternative minimum tax ("AMT"). The Option Spread is generally measured on the date of exercise and is includable in AMTI in the year of exercise. Special rules regarding the time of AMTI inclusion may apply for shares subject to a repurchase right or other "substantial risk of forfeiture" (including, in the case of each person subject to the reporting requirements of Section 16 of the Exchange Act, certain limitations on resale of shares imposed under Section 16(b) of the Exchange Act).

  If an Optionee holds the shares purchased under an ISO for at least two years from the date the ISO was granted and for at least one year from the date the ISO was exercised, any gain from a sale of the shares other than to the Company should be taxable as long-term capital gain. Under these circumstances, the Company would not be entitled to a tax deduction at the time the ISO was exercised or at the time the stock was sold. If an Optionee were to dispose of stock acquired pursuant to an ISO before the end of the required holding periods (a disqualifying disposition), the amount by which the market value of the stock at the time the ISO was exercised exceeded the exercise price (or, if less, the amount of gain realized on the sale) would be taxable as ordinary income, and the Company would be entitled to a corresponding tax deduction. Such income is subject to information reporting requirements and may become subject to withholding. Gain from a disqualifying disposition in excess of the amount required to be recognized as ordinary income is capital gain. Optionees are required to notify the Company immediately prior to making a disqualifying disposition. If stock is sold to the Company rather than to a third party, the sale may not produce capital gain or loss but will constitute a redemption of such shares, which could be taxable as a dividend unless the redemption is "not essentially equivalent to a dividend" within the meaning of the Code.

  If an Optionee pays for ISO shares with shares of the Company acquired under an ISO or a qualified employee stock purchase plan ("statutory option stock"), the tender of shares is a disqualifying disposition of the statutory option stock if the above described (or other applicable) holding periods respecting those shares have not been satisfied. If the holding periods with respect to the statutory option stock are satisfied, or the shares were not acquired under a statutory stock option of the Company, then any appreciation in value of the surrendered shares is not taxable upon surrender. Special basis and holding period rules apply where previously-owned stock is used to exercise an ISO.

  In published rulings the IRS appears to take the position that income and employment withholding taxes are not imposed upon the exercise of an ISO or the sale of ISO shares, including a disqualifying disposition. However, the IRS has reportedly taken the position in some instances that withholding is required on exercise of an ISO or on a disqualifying disposition. The Company may be required to withhold in the future, possibly with retroactive effect.

  Nonqualified Stock Options

  An Optionee is not taxable upon the award of a nonqualified stock option ("NQO"). Federal income tax consequences upon exercise will depend upon whether the shares thereby acquired are subject to a "substantial risk of forfeiture." If the shares are not subject to a substantial risk of forfeiture, or if they are so restricted and the Optionee files an election under Section 83(b) of the Code (a "Section 83(b) Election") with respect to the shares, the Optionee will have ordinary income at the time of exercise measured by the Option Spread on the exercise date. The Optionee's tax basis in the shares will be the share's fair market value on the date of exercise, and the holding period for purposes of determining whether capital gain or loss upon sale is long- or short-term also will begin on that date.

  The amount of ordinary income taxable to an Optionee who was an employee at the time of grant constitutes "supplemental wages" subject to withholding of income and employment taxes by the Company, and the Company receives a corresponding income tax deduction.

  Upon sale, other than to the Company, of shares acquired under a NQO, an Optionee generally will recognize capital gain or loss to the extent of the difference between the sale price and the Optionee's tax basis in the shares, which will be long-term gain or loss if the employee's holding period in the shares is more than one year. If stock is sold to the Company rather than to a third party, the sale will constitute a redemption of such shares, which could be taxable as a dividend unless the redemption is "not essentially equivalent to a dividend" within the meaning of the Code.

  If an Optionee tenders common stock (other than statutory option stock -- see above) to pay all or part of the exercise price of a NQO, the Optionee will not have a taxable gain or deductible loss on the surrendered shares. Instead, shares acquired upon exercise that are equal in value to the fair market value of the shares surrendered in payment are treated as if they had been substituted for the surrendered shares, taking as their basis and holding period the basis and holding period that the Optionee had in the surrendered shares. The additional shares are treated as newly acquired as compensation in an amount equal to the then fair market value.

  If the surrendered shares are statutory option stock as described above under "Incentive Stock Options", with respect to which the applicable holding period requirements for favorable income tax treatment have not expired, then the newly acquired shares substituted for the statutory option shares should remain subject to the federal income tax rules governing the surrendered shares, but the surrender should not constitute a disqualifying disposition of the surrendered stock.

Proposal

  At the annual meeting, the Company's stockholders will be asked to approve the amendments to the 1999 Plan described above. Approval of the amendments to the 1999 Plan requires the affirmative vote of a majority of the votes cast at a duly held stockholders meeting at which a quorum of the voting power is represented.

Recommendation

  The Board recommends a vote "FOR" approval of the amendments to the 1999 Plan.


                                 PROPOSAL NO. 4
               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

  The Board has selected Ernst & Young LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending December 31, 2000. Ernst and Young LLP has audited the Company's financial statements since the Company's formation in 1994. If the stockholders fail to ratify the selection of Ernst & Young LLP, the Board will reconsider its selection. It is anticipated that a representative of Ernst & Young LLP will be present at the Annual Meeting with the opportunity to make a statement and to respond to appropriate questions.

  The Board recommends a vote "FOR" the ratification of the selection of Ernst & Young LLP.


                                 OTHER MATTERS

  The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, the proxy solicited by this Proxy Statement will be voted in accordance with the judgment of the person or persons holding such proxy. Discretionary authority with respect to such other matters is expressly granted by the execution of the enclosed Proxy.


                            OWNERSHIP OF SECURITIES

  The following table sets forth information known to us with respect to the beneficial ownership of our Class A Common Stock as of March 31, 2000 by (i) each of our executive officers named in the Summary Compensation Table under "Executive Compensation and Other Information" below, and directors; (ii) all of our current executive officers and directors as a group; and (iii) each person
we know to own beneficially more than 5% of our Class A Common Stock.   We have
determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. The number of shares beneficially owned by a person includes shares of Class A Common Stock that are issuable within 60 days of March 31, 2000 upon exercise of outstanding options or conversion of outstanding shares of Class B Common Stock. The shares issuable pursuant to these options or Class B Common Stock are deemed outstanding for purposes of computing the percentage ownership of the person holding the options or Class B Common

Stock but are not deemed outstanding for purposes of computing the percentage ownership of any other person. Except pursuant to applicable community property laws or as otherwise indicated in the paragraphs following this table, to our knowledge, the stockholders identified in the table have sole voting and investment power with respect to all shares beneficially owned by that stockholder. Percent of Class A Common Stock ownership is based on 6,452,237 shares of Class A Common Stock outstanding on March 31, 2000. As of March 31, 2000, 10,317,620 shares of Class B Common Stock were outstanding, 100% of which were beneficially owned by Trilogy, Inc. Percent of Total Common Stock ownership is based on a total of 16,769,857 shares of Class A Common Stock and Class B Common Stock outstanding on March 31, 2000.

                                                                                  Shares Beneficially
              Name and Address                                                           Owned
              ----------------                                        ------------------------------------------
                                                                      Percent of Class A       Percent of Total
                                                      Number              Common Stock            Common Stock
                                                      ----------      -------------------      -----------------
Trilogy, Inc. (1)............................         10,317,620                    61.52%                  61.52%
Joseph A. Liemandt (1).......................         10,317,695                    61.52%                  61.52%
  6034 West Courtyard Drive
  Austin, TX 78730
West Highland Capital, Inc. (2)..............          1,020,000                    15.81%                   6.08%
  300 Drake's Landing Road, Suite 290
  Greenbrae, CA 94904
Janus Capital Corporation (3)................            634,550                     9.83%                   3.78%
  100 Fillmore Street
  Denver, CO 80206
FMR Corp. (4)................................            405,700                     6.29%                   2.42%
  82 Devonshire Street
  Boston, MA 02109
Ross A. Cooley...............................            575,000                     8.30%                   3.33%
  5001 Plaza on the Lake
  Austin, TX 78746
Christina C. Jones...........................            518,200                     7.43%                   3.00%
  5001 Plaza on the Lake
  Austin, TX 78746
James J. Luttenbacher........................             77,200                     1.19%                      *
Richard Friedman.............................                  *                        *                       *
Peter J. Barris..............................              2,500                        *                       *
Linwood A. Lacy, Jr..........................              2,500                        *                       *
Robert W. Stearns............................              3,750                        *                       *
All directors and officers as a group (8
persons).....................................         11,496,845                    67.94%                  67.94%

------------

*  Less than 1% of the outstanding shares of Class A Common Stock
   (1) Shares beneficially owned by Trilogy, Inc. are registered in the name of Trilogy Software, Inc., a wholly-owned subsidiary of Trilogy, and Trilogy Partnership, a Delaware general partnership of which Trilogy Software, Inc. is the general partner and the managing partner. Of the shares beneficially owned by Trilogy, Inc., 20,620 of these shares are subject to options granted by Trilogy Software, Inc. to some of its employees, entitling these employees to purchase the shares at any time prior to August 25, 2009, at a price of $5.00 per share. Through his ownership of securities of Trilogy, Inc., Mr. Liemandt has the right to cause to be elected a majority of the board of directors of Trilogy, Inc. As a result, Mr. Liemandt may, under the rules of the Securities and Exchange Commission, be deemed to be the beneficial owner of the shares beneficially owned by Trilogy, Inc. Mr. Liemandt disclaims beneficial ownership of the shares beneficially owned by Trilogy, Inc., except with respect to any proportional pecuniary interest therein.

   (2) According to a Schedule 13G filed on April 19, 2000. Includes: (a) 956,280 shares beneficially owned by Estero Partners LLC, (b) 774,730 shares beneficially owned by West Highland Partners, L.P., and (c) 181,550 shares beneficially owned by Buttonwood Partners, L.P. Lang H. Gerhard is the sole shareholder of West Highland Capital, Inc. and the manager of Estero Partners

        LLC. West Highland Capital, Inc., Estero Partners LLC and Mr. Gerard are the general partners of West Highland Partners, L.P and Buttonwood Partners, L.P. In the foregoing capacities, Mr. Gerard may be deemed to be the beneficial owner of the shares beneficially held by those entities.

   (3) According to a Schedule 13G/A filed on February 15, 2000. Includes 390,785 shares owned by Janus Capital Fund. Through his ownership of securities of, and executive position with, Janus Capital Corporation, Thomas H. Bailey may be deemed to have voting or dispositive power over the shares beneficially owned by Janus Capital Corporation. Mr. Bailey does not own of record any shares of pcOrder. Mr. Bailey disclaims beneficial ownership of the shares beneficially owned by Janus Capital Corporation.

   (4) According to a Schedule 13G filed on February 14, 2000. Includes 329,600 shares owned by Fidelity Select Technology. Through his control over Fidelity Management & Research Company, Edward C. Johnson, 3/rd/ has the sole power to vote the shares beneficially owned by FMR Corp. Through their ownership of securities of FMR Corp. and the execution of a shareholder's voting agreement, Mr. Johnson and Abigail P. Johnson may be deemed to form a controlling group with respect to FMR Corp.

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

  Based solely on a review of the copies of such Section 16(a) forms filed on Forms 3, 4 and 5, and amendments thereto furnished to the Company with respect to its most recent fiscal year, the Company believes that, during the year ended December 31, 1999, its executive officers, directors and greater-than-ten-percent beneficial owners complied on a timely basis with all Section 16(a) filing requirements.


                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

  The following table provides information concerning the compensation earned by our Chief Executive Officer and our other executive officers whose salary and bonus exceeded $100,000 for services rendered in all capacities to us during the fiscal year ended December 31, 1999. All of these individuals are called the "Named Executive Officers". The amounts in the Bonus column reflect the bonus amount earned and accrued during the fiscal year ended December 31, 1999. The amounts in the Securities Underlying Options column represent shares of our Class A Common Stock. Ms. Jones's salary for fiscal year 1997, 1998 and 1999 includes $900 of reimbursement for excess amounts paid toward our standard employee medical benefit plan. Mr. Luttenbacher joined us in March 1998 and resigned effective March 31, 2000. The $59,571 paid to Mr. Luttenbacher during fiscal year 1998 as other compensation represents relocation expenses reimbursed by us. The $23,916 paid to Mr. Luttenbacher during fiscal 1999 as other compensation includes $19,647 for relocation expenses and $4,269 for travel
expenses reimbursed by us.   The $103,650 paid to Mr. Friedman during fiscal
year 1999 as other compensation includes $98,762 for relocation expenses and $4,888 for travel expenses reimbursed by us.

                                                                                           Long-Term
                                                                                          Compensation
                                                                                          ------------
                                                                                            Number of
                                                                                            Securities
                                                             Annual Compensation
                                                     -----------------------------------    Underlying            All Other
              Name and Principal Position            Year         Salary           Bonus     Options            Compensation
              ---------------------------            ----         ------           -----  ------------          ------------
Ross A. Cooley.....................................  1999        $      1               --          --                   --
 Chairman and Chief Executive Officer                1998        $      1               --          --
                                                     1997        $      1               --          --                   --

Christina C. Jones.................................. 1999        $146,734         $150,000      50,000                   --
 President and Chief Operating Officer               1998        $100,908         $    500     125,000                   --
                                                     1997        $100,908               --          --                   --

James J. Luttenbacher............................... 1999        $175,000         $140,000          --             $ 23,916
 Vice President and Chief Financial Officer          1998        $145,362         $  5,000     150,000             $ 59,571
                                                     1997              --               --          --                   --

Richard Friedman.................................... 1999        $ 79,032         $ 50,000      75,000             $103,650
    Vice President, General Counsel and Secretary    1998              --               --          --                   --
                                                     1997              --               --          --                   --

Stock Option Grants in Last Fiscal Year

  The following table sets forth information regarding stock option grants made to each of the Named Executive Officers in fiscal year 1999. We did not grant any stock appreciation rights to the Named Executive Officers during this fiscal year. In the following table, potential realizable value is based on an assumption that the price per share of Class A Common Stock appreciates annually at the rate shown below (compounded annually) from the date of grant until the end of the option term. Potential realizable value is shown net of exercise price. These rates of appreciation are derived from the regulations promulgated by the SEC and do not represent our estimate or projection of future stock price growth. The options in the following table have exercise prices equal to the fair market value of our Class A Common Stock on the date of grant. All of these options have 10-year terms and vest over four years.


                                                      Individual Grants
                              -------------------------------------------------------------
                                                                                                 Potential realizable value at
                                 Number of      Percent of total                                 assumed annual rates of stock
                                 securities     options granted     Per share                 price appreciation for option term
                                 underlying     to employees in      exercise    Expiration   ----------------------------------
        Name                  options granted     fiscal year         price         date            5%                  10%
        ----                  ---------------   ---------------     ---------    ----------   -------------        -------------
Ross Cooley...............             0               ---                ---           ---             ---               ---
Christina C. Jones........        50,000             2.30%             $12.00       2/15/09      $  377,337        $  956,245
James J. Luttenbacher.....             0               ---                ---           ---             ---               ---
Richard Friedman..........        75,000              3.45%            $35.00       7/23/09      $1,650,848        $4,183,574

  The percentages in the Percent of Total Granted to Employees in Fiscal Year column are based on options to purchase an aggregate of 2,171,474 shares of Class A Common Stock granted during fiscal 1999.

Aggregated Option Exercises and Fiscal Year End Values

  The following table sets forth the options exercised by each of the Named Executive Officers during fiscal year 1999 and the number and value of the securities underlying unexercised options held by each Named Executive Officer as of December 31, 1999. The value of the unexercised in-the-money options at December 31, 1999 is based on the closing sales price per share of $51.00 of the Company's Class A

Common Stock on the Nasdaq National Market on December 31, 1999, less the option exercise price payable per share.

                                                                Number of
                                                          Securities Underlying        Value of Unexercised
                                 Shares                    Unexercised Options         In-the-Money Options
                                Acquired      Value        at December 31, 1999        at December 31, 1999
                                                        --------------------------  --------------------------
            Name               on Exercise   Realized   Exercisable  Unexercisable  Exercisable  Unexercisable
            ----               -----------  ----------  -----------  -------------  -----------  -------------
Ross A. Cooley.............        200,000  $5,650,000      525,000        150,000  $25,200,000    $ 7,200,000
Christina C. Jones.........         85,000  $4,070,000      474,450        265,650  $22,773,600    $12,301,200
James J. Luttenbacher......         36,500  $  532,875       19,750         93,750  $   948,000    $ 4,500,000
Richard Friedman...........             --          --           --         75,000           --    $ 1,200,000

Employment Contracts, Termination of Employment and Change in Control
Arrangements

  We have entered into employment agreements with Ross A. Cooley, our Chairman and Chief Executive Officer, Christina C. Jones, our President and Chief Operating Officer, and Richard Friedman, our Vice President, Secretary and General Counsel. The Cooley and Jones employment agreements are each for a period of four years. Each of the three executives is eligible to participate in any management incentive compensation plan, which we may have from time to time. We also had an employment agreement with our former Chief Financial Officer James J. Luttenbacher.

  The Cooley and Friedman agreements may each be terminated by us or the executive at any time. The Jones agreement may be terminated by us at any time and by Ms. Jones for "good reason." The definition of good reason includes any "change of control" of pcOrder. If we terminate any of the three employment agreements for "cause" or if Messrs. Cooley or Friedman terminate for reasons other than as a result of a "change in control," no further rights to compensation or benefits will accrue to that executive. During employment and for two years following our termination of the employment, each of the three executives is not permitted to solicit any of our customers, induce or attempt to induce any customer to withdraw, curtail or cancel its business with us or in any manner modify or fail to enter into any actual or potential business relationship with us, recruit or solicit any employee or vendor of ours, or of Trilogy in the case of Ms. Jones, to cease his, her or its relationship with us, or with Trilogy in the case of Ms. Jones, or permit his or her name to be used by or engage in any business competing with our business.

  Cooley Employment Agreement.   Mr. Cooley's employment agreement, dated
November 1, 1996 and amended effective November 1, 1997, provides for an annual salary of not less than $1.00. Mr. Cooley currently performs various executive and leadership functions, including development of our strategic and operational plans, strategic planning, executive management of new customer and new account relationship activities and recruitment of senior management personnel. In connection with the Cooley agreement, Mr. Cooley was granted a stock option of 875,000 shares of our Class A Common Stock at an exercise price of $3.00 per share, of which 425,000 shares became exercisable at the time the Cooley agreement was entered into, 100,000 of those shares became exercisable on November 1, 1998, 100,000 shares became exercisable on November 1, 1999, and 100,000 shares will become exercisable on November 1, 2000. The remaining 150,000 shares under the stock option grant were to become exercisable on November 1, 2003, provided that the Cooley agreement is in effect on that date. However, in February 1999, the Compensation Committee accelerated the exercise date for these 150,000 shares so that 50,000 shares became exercisable in February 1999, 50,000 shares became exercisable on November 1, 1999, and 50,000 shares will become exercisable on November 1, 2000.

  If the Cooley agreement is terminated by us without cause or by Mr. Cooley as a result of a change of control of pcOrder, Mr. Cooley will not be entitled to any additional compensation under the terms of the Cooley agreement, but will have these rights relating to the exercise of then unexercised stock options as are provided in his stock option agreement.

  Jones Employment Agreement.   Ms. Jones' employment agreement, dated November
1, 1996, provides for an annual salary of not less than $100,000. Under the Jones agreement, Ms. Jones has been granted a stock option to purchase up to 650,000 shares of our Class A Common Stock at an exercise price of $3.00 per share. As a condition to the grant of this option, Ms. Jones entered into an option cancellation agreement with Trilogy which terminated a stock option agreement dated February 10, 1994 between Trilogy and Ms. Jones in connection with which Ms. Jones had been granted a stock option to purchase shares of Trilogy Class B Common Stock at an exercise price of $1.50 per share.

  If we terminate the Jones agreement without cause or if Ms. Jones terminates the Jones agreement for good reason, including upon a change of control, Ms. Jones will continue to receive employee benefits and monthly payments equal to one-twelfth of her then-current annual salary for 12 months following the effective date of the termination.

  Luttenbacher Employment Agreement. Mr. Luttenbacher's employment agreement, dated February 12, 1998, provided for an annual salary of not less than $175,000. Mr. Luttenbacher received a bonus of $5,000 upon commencement of his employment with us. Under this agreement, Mr. Luttenbacher has been granted a stock option to purchase up to 150,000 shares of our Class A Common Stock at an exercise price of $3.00 per share. Mr. Luttenbacher voluntarily terminated his employment with us effective March 31, 2000.

  Friedman Employment Agreement. Mr. Friedman's employment agreement, dated July 9, 1999, provides for an annual salary of not less than $175,000. Under this agreement, Mr. Friedman has been granted a stock option to purchase up to 75,000 shares of our Class A Common Stock at an exercise price of $35.00 per share. If we terminate the Friedman agreement without cause, Mr. Friedman will continue to receive employee benefits and monthly payments equal to one-twelfth of his then-current annual salary for six months following the effective date of the termination.

  The exercisability of the options held by the executives are subject to acceleration in whole or in part in connection with certain changes in control of pcOrder. The accelerated vesting in certain cases is conditioned on termination of employment following the change in control event.

Compensation Committee Interlocks and Insider Participation

  None of the members of the Compensation Committee of the board serves or has served as one of our officers or employees, except for Mr. Liemandt who served as our President from July 1994 to June 1996. None of our executive officers serve as a member of the board or Compensation Committee of any entity, which has one or more executive officers serving as a member of our board or Compensation Committee. The current members of the Compensation Committee are Messrs. Barris and Liemandt. Mr. Liemandt, a member of our Compensation Committee, is the Chairman, Chief Executive Officer and a substantial stockholder of Trilogy. Through his relationship with Trilogy, Mr. Liemandt beneficially owns more than 5% of the Class B Common Stock.


            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  It is the duty of the Compensation Committee to review and determine the salaries and bonuses of executive officers of the Company, including the Chief Executive Officer, and to establish the general compensation policies for such individuals. The Compensation Committee believes that the compensation programs for the executive officers should reflect the Company's performance and the value created for our stockholders. In addition, the compensation programs should support the short-term and long-term strategic goals and values of the Company and should reward individual contributions to the Company's success. The Company is engaged in a very competitive industry, and its success depends upon its ability to attract and retain qualified executives through the competitive compensation packages it offers to such individuals.

  General Compensation Policy. The objective of the Company's executive compensation program is to align the executive compensation with the Company's long and short-term business objectives and performance. Additionally, it is imperative that executive compensation enables the Company to attract, retain, and motivate qualified executives who are able to contribute to the long-term success of the company. Each executive officer's compensation package is comprised of three elements: (i) base salary, (ii) cash-based incentive compensation and (iii) long-term stock-based incentive awards.

  Base Salary. The base salaries are established for each executive officer based on competitive market prices derived from comparisons with companies of similar size in similar industries. Additionally, each executive's base pay is positioned relative to the total compensation package, including cash incentives and equity-based incentives.

  Cash-based Incentives. Cash bonuses are awarded on a discretionary basis to executive officers on the basis of their success in achieving individual goals and the Company's success in achieving company-wide goals.

  Long-term Incentives. Stock options are designed to align the interests of each executive with those of the stockholders. The Committee believes that stock options provide added incentive for executives to influence the strategic direction of the Company and to create and grow value for customers, stockholders, and employees. Generally, the size of each grant is set at a level that the Committee deems appropriate to create a meaningful opportunity for stock ownership based upon the individual's position within the Company, the individual's potential for future responsibility and promotion, the individual's performance in the recent period, and the number of options held by the individuals at the time of the new grant. Options are granted at fair market value and typically have four year vesting periods, contingent upon the executives continued employment with the Company.

  CEO Compensation. The annual base salary for Mr. Cooley, the Company's Chief Executive Officer and Chairman of the Board, was established in 1997 in connection with his commencement of employment. The base salary level is a nominal amount due to the substantial equity award that was given to Mr. Cooley. The Committee believes that the equity award provides incentive for long-term growth and alignment with the Company's and stockholder's goals.

  Tax Limitation. Section 162(m) of the Internal Revenue Code allows a tax deduction to publicly held companies for compensation paid to certain of their executive officers to the extent that such compensation exceeds $1.0 million per covered officer in any fiscal year. The limitation applies only to compensation that is not considered to be performance-based. Non-performance-based compensation paid to the Company's executive officers for the 1999 fiscal year did not exceed the $1.0 million limit per officer, and the Compensation Committee plans to keep the non-performance-based compensation to be paid to the Company's executive officers for the 2000 fiscal year within that limit. The 1999 Plan, after giving effect to the amendments set forth in Proposal 3, will be structured so that any compensation deemed paid in connection with the exercise of option grants made under that plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation that will not be subject to the $1.0 million limitation. Because it is unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1.0 million limit, the Compensation Committee does not expect to take any action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual cash compensation of any executive officer ever approach the $1.0 million level.

  It is the opinion of the Compensation Committee that the executive compensation policies and plans provide the necessary total remuneration program to properly align the interests of each executive officer and the interests of the Company's stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.

  Submitted by the Compensation Committee of the Company's Board:

                    Peter J. Barris
                    Joseph A. Liemandt

                             CERTAIN RELATIONSHIPS

  Since January 1, 1999 there has not been any transaction or series of similar transactions to which the Company was or is a party in which the amount involved exceeded or exceeds $60,000 and in which any director, executive officer, holder of more than 5% of any class of the Company's voting securities, or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than the transactions described below.

Relationship with Trilogy

  Trilogy is our controlling stockholder. It established pcOrder as a separate business unit within Trilogy and then incorporated pcOrder as a Delaware corporation. Trilogy is a leading provider of sales, marketing and business-to-business e-commerce applications. Trilogy's software solutions are designed to integrate each function in a customer's sales and marketing operation, including pricing management, product management, sales, commissions, promotions, contract management and channel management. In addition, Trilogy's software solutions are designed to enable companies to engage in e-commerce as well as improve channel management processes.

  We have a non-exclusive license from Trilogy to use Trilogy's front office and e-commerce software applications in our business. To help industry sales representatives and end users quickly and accurately build customer-configured computer systems using components from multiple vendors, we have customized and extended the software licensed from Trilogy to support the specific configuration and pricing rules of the computer industry. Although Trilogy does not currently compete directly with us, Trilogy has the right to compete directly or indirectly with us.

  Mr. Liemandt, one of our directors, is Chairman, Chief Executive Officer and a substantial stockholder of Trilogy.

  We also lease our Austin facilities from Trilogy pursuant to an arm's length lease arrangement.

Agreements with Trilogy

  In June 1996, we entered into a series of agreements with Trilogy to clarify our ongoing relationship with Trilogy. Because these agreements were entered into at a time when we were a wholly-owned subsidiary of Trilogy, they may not be the result of arms' length negotiations between the parties.

  Asset Purchase Agreement.   In August 1996, we entered into an asset transfer
agreement with Trilogy, which was amended in August 1998 and June 1999. Under the asset transfer agreement, Trilogy transferred the assets and liabilities of its pcOrder.com division to us. In exchange for these transferred assets, we issued to Trilogy 900 shares of our common stock, which established us as a wholly-owned subsidiary of Trilogy. These shares were subsequently split into 11,520,000 shares of common stock.

  Trilogy has the right, on no more than four more occasions, to require us to register the shares of common stock that it holds within 180 days of the request. In addition, Trilogy and its transferees have the right under some circumstances to include shares held by Trilogy and its transferees in a registration statement registering other shares of our common stock. These registration rights are subject to some conditions and limitations, including our right not to affect a requested registration under some conditions. We have agreed to indemnify Trilogy against, and provide contribution for, some liabilities under the Securities Act in connection with any registration. These registration rights expire eight years after the effective date of the asset transfer agreement.

  Technology, Services and License Agreement. In September 1998, we entered into a technology, services and license agreement with Trilogy, which replaced an earlier agreement we had with Trilogy. Under this agreement we each provide the other with access to specified intellectual property and products owned by each party or jointly owned by the parties and existing as of September 1, 1998. The agreement also requires each party to provide to the other any updates, changes to, and new releases of the material until 5 years after a "trigger event" but no sooner than September 1, 2008. However, after a trigger event Trilogy must only provide updates, changes to, and new releases of Trilogy products that are the same, similar to, replacements of or equivalent to Trilogy products provided to us before such an event. A "trigger event" is the date there is a change in control of Trilogy or the date Trilogy is no longer required by generally accepted accounting principles to be consolidated with us for financial reporting purposes.

  In granting each other access to the material, each party allowed the other party to use the other's intellectual property in creating, marketing, distributing and licensing products to customers upon payment of royalties to the owner of the material. Additionally, either party may sublicense their right to conduct these activities to third parties, provided the other party's intellectual property continues to be treated as confidential information.

  Similarly, Trilogy also granted us a license to access Trilogy's network based e-commerce products (except for market analysis data) beginning on the date of a trigger event and extending for 5 years after this date, or at least until September 1, 2008. During that period, we may use the material in creating, marketing, distributing and licensing products to customers upon payment of royalties to Trilogy.

  The parties also agreed to provide to each other consulting services upon the request of the other. Either party may make a request between September 1, 1998 and the later of the date of a trigger event or September 1, 2010. However, neither party has any obligation to request these services.

  In connection with the technology agreement, neither party is restricted from entering into or having similar agreements with third parties or from engaging in any activity relating to competitive products and services.

  The technology agreement also provides that where at least one of our employees or contractors and at least one Trilogy employee or contractor cooperate toward jointly creating, inventing or discovering new material qualifying for either patent or copyright protection, the parties will negotiate in good faith on a project-by-project basis to determine to what extent this newly developed material should be jointly owned. In the event of joint ownership, the parties will have an equal, undivided interest in that patent, copyright or other intellectual property.

  Each party is obligated to pay to the other monthly royalties based on a percentage of:

 . license fees derived from sales of products that incorporate, or data maintenance services related to, the other party's intellectual property;

 . software maintenance fees other than data maintenance services in connection with products that incorporate the other party's intellectual property; and

 . online subscription service fees from products that incorporate the other party's intellectual property.

  The technology agreement provides that each party will defend, indemnify and hold the other party harmless for any claim against the other party by any third party to the extent based on specific circumstances enumerated in the agreement.

  This agreement has a perpetual term, unless terminated earlier by either party upon 31 days prior notice of an uncured breach by the other party, subject to extension for special circumstances, or the bankruptcy of either of the parties.

  Management Services Agreement.   We entered into a management services
agreement with Trilogy, effective as of July 1, 1998. Under this agreement, Trilogy agreed to provide us with some administrative and corporate support services. Some of these services are mandatory services, including tax administration, payroll, payroll accounting, banking, corporate finance, recruiting and employee training services. In addition, Trilogy has agreed to provide some optional services to us, including hardware purchasing, shipping and receiving, purchase order database administration, network administration, audit services, human resources administration, legal services and customer training. The provision of mandatory services may not be unilaterally terminated by either party during the effectiveness of the management services agreement. The provision of optional services may be terminated by either party upon 90 days notice.

  The management services agreement provides that Trilogy will use the same level of care in rendering services to us that Trilogy uses in rendering services to itself or any of its other subsidiaries. This level of care must be at least equal to the care that Trilogy used in rendering the services to us in the past. However, the selection of personnel to perform the various services will be within the sole control of Trilogy. Specifically, Trilogy may, without our consent or approval, subcontract any service to be provided under this agreement.

  This agreement terminated on June 30, 1999. Both parties, however, agreed to renew the agreement for a one-year term. Successive renewals can occur. This agreement may be terminated if there is an uncured material breach by the other party or Trilogy ceases to own a majority of our common stock.

  Tax Allocation Agreement.   From our incorporation until August 25, 1999, we
were a member of the Trilogy consolidated federal income tax group. As a result, our federal taxable income (loss) was included in Trilogy's consolidated federal income tax return. Under a tax allocation agreement between us and Trilogy, for these tax periods payments are required to be made between us based on the federal income taxes we would have paid if we filed separate federal, state and local income taxes. The amount of taxes to be paid or received by us includes, except as provided below, any amounts to be due as a result of a redetermination of the tax liability of Trilogy arising from an audit or otherwise.

  Under the terms of the tax allocation agreement, in computing our stand-alone tax liability or tax refund, we are able to utilize some tax items, such as net operating losses, foreign tax credits and other tax credits. In addition, for our tax attributes that come into existence after the execution of the tax allocation agreement, and under the terms of the tax allocation agreement, Trilogy will be required to make any payment to us as such of our tax attributes are utilized by the Trilogy consolidated federal income tax group. In connection with this agreement, Trilogy's obligation to make any payment to us relating to the our tax attributes will apply only to tax periods during which we, or our affiliated subsidiaries, are a member of Trilogy's consolidated federal income tax group.

  Trilogy will continue to have all the rights of a parent of a consolidated group (and similar rights provided for by applicable state and local law regarding a parent of a combined, consolidated or unitary group) for tax periods prior to August 25, 1999. Further, Trilogy will be the sole and exclusive agent for us in any and all matters relating to our income, franchise and similar liabilities, will have sole and exclusive responsibility for the preparation and filing of consolidated federal and consolidated or combined state and local income tax returns (or amended returns), and will have the power, in its sole discretion, to contest or compromise any asserted tax adjustment or deficiency and to file, litigate or compromise any claim for refund on behalf of us for any tax periods ending prior to August 26, 1999.

  The tax allocation agreement remains in effect until the expiration of any open years for which we have filed as a member of the Trilogy consolidated group. Each member of a consolidated group is jointly and severally liable for the federal income tax liability of each other member of the consolidated group. Accordingly, although this agreement allocates tax liabilities between us and Trilogy, during the period in which we are included in Trilogy's consolidated group, we could be liable if any federal tax liability is incurred, but not discharged, by any other member of Trilogy's consolidated group. In connection with this agreement, however, Trilogy is obligated to indemnify us for any tax liabilities, provided that we have paid our allocated share of those liabilities to Trilogy.

                            STOCK PERFORMANCE GRAPH

  The graph set forth below compares the cumulative total stockholder return on the Company's Class A Common Stock between February 25, 1999 (the date the Company's Class A Common Stock commenced public trading) and December 31, 1999 with the cumulative total return of (i) the Chase Hambrecht & Quist Internet 100 Index and (ii) the Nasdaq Stock Market-U.S. Index, over the same period. This graph assumes the investment of $100.00 on February 25, 1999 in the Company's Class A Common Stock, the Chase H&Q Internet 100 Index and the Nasdaq U.S. Index.

  The comparisons shown in the graph below are based upon historical data. The Company cautions that the stock price performance shown in the graph below is not indicative of, nor intended to forecast, the potential future performance of the Company's Class A Common Stock.

                             [GRAPH APPEARS HERE]

                                          2/25/99     12/31/99
pcOrder.com, Inc.                          100.00       242.86
Nasdaq Stock Market - U.S. Index           100.00       174.89
Chase H&Q Internet 100 Index               100.00       261.27


                         ANNUAL REPORT TO STOCKHOLDERS

  A copy of the Annual Report to Stockholders of the Company for the 1999 fiscal year has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material.


                             STOCKHOLDER PROPOSALS

  Proposals by stockholders for which consideration is desired at the year 2001 annual meeting of stockholders must be submitted to the Company's Secretary at 5001 Plaza on the Lake, Austin, Texas 78746 by February 9, 2001 to be considered for inclusion in proxy materials for the 2001 annual meeting.


                      By order of the Board of Directors,

                               /s/ Richard Friedman

                                Richard Friedman
                                   Secretary

Austin, Texas
June 9, 2000

                                                 As amended through May 22, 2000


                                pcOrder.com Inc

                           1999 STOCK INCENTIVE PLAN


     1.   Purposes of the Plan.  The purposes of this Stock Incentive Plan are
          --------------------
to attract and retain the best available personnel, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business.

     2.   Definitions.  As used herein, the following definitions shall apply:
          -----------

               (a) "Administrator" means the Board or any of the Committees
                    -------------
appointed to administer the Plan.

               (b) "Affiliate" and "Associate" shall have the respective
                    ---------       ---------
to such terms in Rule 12b-2 promulgated under the Exchange Act.

               (c) "Applicable Laws" means the legal requirements relating to
                    ---------------
the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.

               (d) "Award" means the grant of an Option, SAR, Dividend
                    -----
Equivalent Right, Restricted Stock, Performance Unit, Performance Share, or other right or benefit under the Plan.

               (e) "Award Agreement" means the written agreement evidencing the
                    ---------------
grant of an Award executed by the Company and the Grantee, including any amendments thereto.

               (f) "Board" means the Board of Directors of the Company.
                    -----

               (g) "Cause" means, with respect to the termination by the Company
                    -----
or a Related Entity of the Grantee's Continuous Service, that such termination is for "Cause" as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee's: (i) refusal or failure to act in accordance with any specific, lawful direction or order of the Company or a Related Entity; (ii) unfitness or unavailability for service or unsatisfactory performance (other than as a result of Disability); (iii) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (iv) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (v) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person. At least 30 days prior to the termination of the Grantee's Continuous Service pursuant to (i) or (ii) above, the Administrator shall provide the Grantee with notice of the Company's or such Related Entity's intent to terminate, the reason therefor, and an opportunity for the Grantee to cure such defects in his or her service to the Company's or such Related Entity's satisfaction. During this 30 day (or longer) period, no Award issued to the Grantee under the Plan may be exercised or purchased.

               (h) "Change in Control" means a change in ownership or control of
                    -----------------
the Company effected through either of the following transactions:

                         (i)  the direct or indirect acquisition by any person
or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or

                    (ii) a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

          (i) "Class A Common Stock" means the class A common stock of the
               --------------------
Company.

          (j) "Code" means the Internal Revenue Code of 1986, as amended.
               ----

          (k) "Committee" means any committee appointed by the Board to
               ---------
administer the Plan.

          (l) "Company" means pcOrder.com, Inc., a Delaware corporation.
               -------

          (m) "Consultant" means any person (other than an Employee or, solely
               ----------
with respect to rendering services in such person's capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

          (n) "Continuing Directors" means members of the Board who either (i)
               --------------------
have been Board members continuously for a period of at least thirty-six (36) months or (ii) have been Board members for less than thirty-six (36) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

          (o) "Continuous Service" means that the provision of services to the
               ------------------
Company or a Related Entity in any capacity of Employee, Director or Consultant, is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers between locations of the Company or among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of Incentive Stock Options, no such leave may exceed ninety
(90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.

          (p) "Corporate Transaction" means any of the following transactions:
               ---------------------

                    (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

                    (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) in connection with the complete liquidation or dissolution of the Company;

                    (iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

                    (iv) an acquisition by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities (whether or not in a transaction also constituting a Change in Control), but excluding any such transaction that the Administrator determines shall not be a Corporate Transaction.

          (q) "Director" means a member of the Board or the board of directors
               --------
of any Related Entity.

          (r) "Disability" means that a Grantee is permanently unable to carry
               ----------
out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

          (s) "Dividend Equivalent Right" means a right entitling the Grantee to
               -------------------------
compensation measured by dividends paid with respect to Class A Common Stock.

          (t) "Effective Termination" means the occurrence after a Corporate
               ---------------------
Transaction, Change in Control or a Related Entity Disposition of any of the following events or conditions:

                    (i) (A) a change in the Grantee's status, title, position or responsibilities which represents an adverse change from the Grantee's status, title, position or responsibilities as in effect at any time within six
(6) months preceding the date of a Corporate Transaction, Change in Control or Related Entity Disposition or at any time thereafter or (B) the assignment to the Grantee of any duties or responsibilities which are inconsistent with the Optionee's status, title, position or responsibilities as in effect at any time within six (6) months preceding the date of a Corporate Transaction, Change in Control or Related Entity Disposition or at any time thereafter;

                    (ii) reduction in the Grantee's base salary to a level below that in effect at any time within six (6) months preceding the date of a Corporate Transaction, Change in Control or Related Entity Disposition or at any time thereafter; or

                    (iii) requiring the Grantee to be based at any place outside a 50-mile radius from the Grantee's job location or residence prior to the Corporate Transaction, Change in Control or Related Entity Disposition, except for reasonably required travel on business which is not materially greater than such travel requirements prior to the Corporate Transaction, Change in Control or Related Entity Disposition.

          (u)  "Employee" means any person, including an Officer or Director,
                --------
who is an employee of the Company or any Related Entity. The payment of a director's fee by the Company or a Related Entity shall not be sufficient to constitute "employment" by the Company.

          (v)  "Exchange Act" means the Securities Exchange Act of 1934, as
                ------------
amended.

          (w)  "Fair Market Value" means, as of any date, the value of Class A
                -----------------
Common Stock determined as follows:

                    (i) Where there exists a public market for the Class A Common Stock, the Fair Market Value shall be (A) the closing price for a Share for the last market trading day prior to the time of the determination (or, if no closing price was reported on that date, on the last trading date on which a closing price was reported) on the stock exchange determined by the Administrator to be the primary market for the Class A Common Stock or the Nasdaq National Market, whichever is applicable or (B) if the Class A Common Stock is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a Share on the Nasdaq Small Cap Market for the day prior to the time of the determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                    (ii) In the absence of an established market for the Class A Common Stock of the type described in (i), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

          (x)  "Grantee" means an Employee, Director or Consultant who
                -------
receives an Award pursuant to an Award Agreement under the Plan.

          (y)  "Incentive Stock Option" means an Option intended to qualify
                ----------------------
as an incentive stock option within the meaning of Section 422 of the Code.

               (z)  "Non-Qualified Stock Option" means an Option not intended to
                     --------------------------
qualify as an Incentive Stock Option.

               (aa) "Officer" means a person who is an officer of the Company or
                     -------
a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

               (bb) "Option" means an option to purchase Shares pursuant to an
                     ------
Award Agreement granted under the Plan.

               (cc) "Parent" means a "parent corporation," whether now or
                     ------
hereafter existing, as defined in Section 424(e) of the Code.

               (dd) "Performance Shares" means Shares or an Award denominated in
                     ------------------
Shares which may be earned in whole or in part upon attainment of performance criteria established by the Administrator.

               (ee) "Performance Units" means an Award which may be earned in
                     -----------------
whole or in part upon attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

               (ff) "Plan" means this 1999 Stock Incentive Plan.
                     ----

               (gg) "Registration Date" means the first to occur of (i) the
                     -----------------
closing of the first sale to the general public of (A) the Class A Common Stock or (B) the same class of securities of a successor corporation (or its Parent) issued pursuant to a Corporate Transaction in exchange for or in substitution of the Class A Common Stock, pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended; and (ii) in the event of a Corporate Transaction, the date of the consummation of the Corporate Transaction if the same class of securities of the successor corporation (or its Parent) issuable in such Corporate Transaction shall have been sold to the general public pursuant to a registration statement filed with and declared effective by, on or prior to the date of consummation of such Corporate Transaction, the Securities and Exchange Commission under the Securities Act of 1933, as amended.

               (hh) "Related Entity" means any Parent, Subsidiary and any
                     --------------
business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly.

               (ii) "Related Entity Disposition" means the sale, distribution or
                     --------------------------
other disposition by the Company, a Parent or a Subsidiary of all or substantially all of the interests of the Company, a Parent or a Subsidiary in any Related Entity effected by a sale, merger or consolidation or other transaction involving that Related Entity or the sale of all or substantially all of the assets of that Related Entity.

               (jj) "Restricted Stock" means Shares issued under the Plan to the
                     ----------------
Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

               (kk) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange
                     ----------
Act or any successor thereto.

               (ll) "SAR" means a stock appreciation right entitling the Grantee
                     ---
to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Class A Common Stock.

               (mm) "Share" means a share of the Class A Common Stock.
                     -----

               (nn) "Subsidiary" means a "subsidiary corporation," whether now
                     ----------
or hereafter existing, as defined in Section 424(f) of the Code.

     3.  Stock Subject to the Plan.
         -------------------------

               (a) Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is 3,000,000 Shares, plus an annual increase to be added on the first day of the Company's fiscal year beginning in 2000 of the number of Shares equal to five (5%) of the number of shares of all classes of common stock of the Company outstanding as of such date or a lesser number of Shares determined by the Administrator. Notwithstanding the foregoing, subject to the provisions of Section 10, below, of the number of Shares specified above, the maximum aggregate number of Shares available for grant of Incentive Stock Options shall be 1,500,000 Shares, plus an annual increase to be added on the first day of the Company's fiscal year beginning in 2000 of the number of Shares equal to the lesser of (i) 500,000 Shares, (ii) two percent (2%) of the number of shares of all classes of common stock of the Company outstanding as of such date, or (iii) a lesser number of Shares determined by the Administrator. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Class A Common Stock.

               (b) Any Shares covered by an Award (or portion of an Award) which is forfeited or canceled, expires or is settled in cash, shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. If any unissued Shares are retained by the Company upon exercise of an Award in order to satisfy the exercise price for such Award or any withholding taxes due with respect to such Award, such retained Shares subject to such Award shall become available for future issuance under the Plan (unless the Plan has terminated). Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

     4.  Administration of the Plan.
         --------------------------

             (a)  Plan Administrator.
                  ------------------

                         (i)   Administration with Respect to Directors and
                               --------------------------------------------
Officers. With respect to grants of Awards to Directors or Employees who are
--------
also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

                         (ii)  Administration With Respect to Consultants
                               ------------------------------------------
and Other Employees. With respect to grants of Awards to Employees or
-------------------
Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.

                         (iii) Administration Errors. In the event an Award
                               ---------------------
is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

             (b)  Powers of the Administrator. Subject to Applicable Laws and
                  ---------------------------
the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

                         (i)   to select the Employees, Directors and
Consultants to whom Awards may be granted from time to time hereunder;

                         (ii)  to determine whether and to what extent Awards
are granted hereunder;

               (iii) to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

               (iv) to approve forms of Award Agreements for use under the Plan;

               (v) to determine the terms and conditions of any Award granted hereunder;

               (vi) to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee's rights under an outstanding Award shall not be made without the Grantee's written consent;

               (vii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan, including without limitation, any notice of Award or Award Agreement, granted pursuant to the Plan;

               (viii) to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan; and

               (ix) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

          (c)  Effect of Administrator's Decision. All decisions, determinations
               ----------------------------------
and interpretations of the Administrator shall be conclusive and binding on all persons.

     5. Eligibility. Awards other than Incentive Stock Options may be granted to
        -----------
Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company, a Parent or a Subsidiary. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in foreign jurisdictions as the Administrator may determine from time to time.

     6. Terms and Conditions of Awards.
        ------------------------------

          (a)  Type of Awards. The Administrator is authorized under the Plan to
               --------------
award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) an Option, a SAR or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or (iii) any other security with the value derived from the value of the Shares. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Dividend Equivalent Rights, Performance Units or Performance Shares, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

          (b)  Designation of Award. Each Award shall be designated in the Award
               --------------------
Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is granted.

          (c)  Conditions of Award.  Subject to the terms of the Plan, the
               -------------------
Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, increase in share price, earnings per share, total stockholder return, return on equity, return on assets, return on investment, net operating income, cash flow, revenue, economic value added, personal management objectives, or other measure of performance selected by the Administrator. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

          (d)  Acquisitions and Other Transactions. The Administrator may issue
               -----------------------------------
Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

          (e)  Deferral of Award Payment. The Administrator may establish one or
               -------------------------
more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

          (f)  Award Exchange Programs. The Administrator may establish one or
               -----------------------
more programs under the Plan to permit selected Grantees to exchange an Award under the Plan for one or more other types of Awards under the Plan on such terms and conditions as determined by the Administrator from time to time.

          (g)  Separate Programs. The Administrator may establish one or more
               -----------------
separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

          (h)  Early Exercise.  The Award Agreement may, but need not, include a
               --------------
provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

          (i)  Term of Award. The term of each Award shall be the term stated in
               -------------
the Award Agreement, provided, however, that the term of an Incentive Stock Option shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

          (j)  Transferability of Awards. Incentive Stock Options may not be
               -------------------------
sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee; provided, however, that the Grantee may designate a beneficiary of the Grantee's Incentive Stock Option in the event of the Grantee's death on a beneficiary designation form provided by the Administrator. Other Awards shall be transferable to the extent provided in the Award Agreement.

          (k)  Time of Granting Awards. The date of grant of an Award shall for
               -----------------------
all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator. Notice of the grant determination shall be given to each Employee, Director or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

   7. Award Exercise or Purchase Price, Consideration, Taxes and Reload
      -----------------------------------------------------------------
Options.
-------

          (a) Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:

                    (i)    In the case of an Incentive Stock Option:

                           (A)  granted to an Employee who, at the time of the
grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

                           (B)  granted to any Employee other than an Employee
described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

                    (ii) In the case of other Awards, such price as is determined by the Administrator.

                    (iii)  Notwithstanding the foregoing provisions of this
Section 7(a), in the case of an Award issued pursuant to Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the principles of Section 424(a) of the Code.

          (b)  Consideration. Subject to Applicable Laws, the consideration to
               -------------
be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following, provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

                    (i)    cash;

                    (ii)   check;

                    (iii) delivery of Grantee's promissory note with such recourse, interest, security, and redemption provisions as the Administrator determines as appropriate;

                    (iv) if the exercise or purchase occurs on or after the Registration Date, surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Award) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised (but only to the extent that such exercise of the Award would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Administrator);

                    (v) with respect to Options, if the exercise occurs on or after the Registration Date, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

                    (vi)   any combination of the foregoing methods of payment.

          (c)  Taxes. No Shares shall be delivered under the Plan to any Grantee
               -----
or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any foreign, federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of an Award, the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations.

               (d)  Reload Options. In the event the exercise price or tax
                    --------------
withholding of an Option is satisfied by the Company or the Grantee's employer withholding Shares otherwise deliverable to the Grantee, the Administrator may issue the Grantee an additional Option, with terms identical to the Award Agreement under which the Option was exercised, but at an exercise price as determined by the Administrator in accordance with the Plan.

     8.   Exercise of Award.
          -----------------

               (a)  Procedure for Exercise; Rights as a Stockholder.
                    -----------------------------------------------

                         (i)    Any Award granted hereunder shall be exercisable
at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

                         (ii)   Award shall be deemed to be exercised when
written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(v). Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to an Award, notwithstanding the exercise of an Option or other Award. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Award Agreement or Section 10, below.

               (b)  Exercise of Award Following Termination of Continuous
                    -----------------------------------------------------
                    Service.
                    -------

                         (i)    An Award may not be exercised after the
termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee's Continuous Service only to the extent provided in the Award Agreement.

                         (ii)   Where the Award Agreement permits a Grantee to
exercise an Award following the termination of the Grantee's Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

                         (iii)  Any Award designated as an Incentive Stock
Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee's Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

               (c)  Buyout Provisions. The Administrator may at any time offer
                    -----------------
to buy out for a payment in cash or Shares, an Award previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Grantee at the time that such offer is made.

     9.   Conditions Upon Issuance of Shares.
          ----------------------------------

               (a) Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

               (b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

     10.  Adjustments Upon Changes in Capitalization.  Subject to any required
          ------------------------------------------
action by the shareholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or any similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Class A Common Stock to which
Section 424(a) of the Code applies or a similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

     11.  Corporate Transactions/Changes in Control/Related Entity Dispositions.
          ---------------------------------------------------------------------
Except as may be provided in an Award Agreement:

     In the event of any Corporate Transaction, each Award which is at the time outstanding under the Plan automatically shall become vested and exercisable and be released from any restrictions on transfer (other than transfer restrictions applicable to Incentive Stock Options) and repurchase or forfeiture rights, immediately prior to the specified effective date of such Corporate Transaction, as to one half ( 1/2) of the then unvested Shares at the time represented by such Award. Effective upon the consummation of the Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate if the Awards are, in connection with the Corporate Transaction, assumed by the successor corporation or Parent thereof. In addition, an outstanding Award under the Plan shall not so partially vest and be exercisable and released from such limitations if and to the extent: (i) such Award is, in connection with the Corporate Transaction, either assumed by the successor corporation or Parent thereof or replaced with a comparable Award with respect to shares of the capital stock of the successor corporation or Parent thereof or (ii) such Award is to be replaced with a cash incentive program of the successor corporation which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such Award; provided, however, that such Award (if assumed), the replacement Award (if replaced), or the cash incentive program automatically shall become vested, exercisable and payable and be released from any restrictions on transfer (other than transfer restrictions applicable to Incentive Stock Options) and repurchase or forfeiture rights as to one half (1/2) of the then unvested shares (or cash payments) at the time represented by such Award immediately upon the Grantee incurring an Effective Termination or upon termination of the Grantee's Continuous Service (substituting the successor employer corporation for "Company or Related Entity" for the definition of "Continuous Service") if such Continuous Service is terminated by the successor company without Cause or the Grantee incurs such Effective Termination within twelve (12) months of the Corporate Transaction. The determination of Award comparability above shall be made by the Administrator, and its determination shall be final, binding and conclusive.

     Following a Change in Control (other than a Change in Control which also is a Corporate Transaction) and (i) upon the termination of the Continuous Service of a Grantee if such Continuous Service is terminated by the Company or Related Entity without Cause within twelve (12) months of a

               Change in Control or (ii) upon the Grantee incurring an Effective Termination within twelve (12) months of a Change in Control, each Award of such Grantee which is at the time outstanding under the Plan automatically shall become vested and exercisable and be released from any restrictions on transfer (other than transfer restrictions applicable to Incentive Stock Options) and repurchase or forfeiture rights as to one half (1/2) of the then unvested Shares at the time represented by such Award, immediately upon the termination of such Continuous Service or the date on which the Grantee incurs an Effective Termination.

     Effective upon the consummation of a Related Entity Disposition, for purposes of the Plan and all Awards, the Continuous Service of each Grantee who is at the time engaged primarily in service to the Related Entity involved in such Related Entity Disposition shall be deemed to terminate and each Award of such Grantee which is at the time outstanding under the Plan automatically shall become vested and exercisable and be released from any restrictions on transfer (other than transfer restrictions applicable to Incentive Stock Options) and repurchase or forfeiture rights as to one half (1/2) of the unvested Shares at the time represented by such Award and be exercisable in accordance with the terms of the Award Agreement evidencing such Award. However, such Continuous Service shall be not be deemed to terminate if such Award is, in connection with the Related Entity Disposition, assumed by the successor entity or its Parent. In addition, such Continuous Service shall not be deemed to terminate and an outstanding Award under the Plan shall not so partially vest and be exercisable and released from such limitations if and to the extent: (i) such Award is, in connection with the Related Entity Disposition, either to be assumed by the successor entity or its parent or to be replaced with a comparable Award with respect to interests in the successor entity or its parent or (ii) such Award is to be replaced with a cash incentive program of the successor entity which preserves the compensation element of such Award existing at the time of the Related Entity Disposition and provides for subsequent payout in accordance with the same vesting schedule applicable to such Award; provided, however, that such Award (if assumed), the replacement Award (if replaced), or the cash incentive program automatically shall become vested, exercisable and payable and be released from any restrictions on transfer (other than transfer restrictions applicable to Incentive Stock Options) and repurchase or forfeiture rights as to one half (1/2) of the then unvested shares (or cash payments) at the time represented by such Award immediately upon the Grantee incurring an Effective Termination or upon termination of the Grantee's Continuous Service (substituting the successor employer entity for "Company or Related Entity" for the definition of "Continuous Service") if such Continuous Service is terminated by the successor entity without Cause or the Grantee incurs such Effective Termination within twelve (12) months of the Related Entity Disposition. The determination of Award comparability above shall be made by the Administrator, and its determination shall be final, binding and conclusive.

     The portion of any Incentive Stock Option accelerated under this Section 11 in connection with a Corporate Transaction, Change in Control or Related Entity Disposition shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. To the extent such dollar limitation is exceeded, the accelerated excess portion of such Option shall be exercisable as a Non-Qualified Stock Option.

     12.  Effective Date and Term of Plan.  The Plan shall become effective upon
          -------------------------------
the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Section 17, below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

     13.  Amendment, Suspension or Termination of the Plan.
          ------------------------------------------------

               (a) The Board may at any time amend, suspend or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

               (b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

               (c) Any amendment, suspension or termination of the Plan (including termination of the Plan under Section 12, above) shall not affect Awards already granted, and such Awards shall remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company.

     14.  Reservation of Shares.
          ---------------------

               (a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

               (b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     15.  No Effect on Terms of Employment/Consulting Relationship. The Plan
          --------------------------------------------------------
shall not confer upon any Grantee any right with respect to the Grantee's Continuous Service, nor shall it interfere in any way with his or her right or the Company's right to terminate the Grantee's Continuous Service at any time, with or without cause.

     16.  No Effect on Retirement and Other Benefit Plans. Except as
          -----------------------------------------------
specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a "Retirement Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

     17.  Stockholder Approval.  The grant of Incentive Stock Options under the
          --------------------
Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted excluding Incentive Stock Options issued in substitution for outstanding Incentive Stock Options pursuant to Section 424(a) of the Code. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Incentive Stock Options under the Plan prior to approval by the stockholders, but until such approval is obtained, no such Incentive Stock Option shall be exercisable. In the event that stockholder approval is not obtained within the twelve (12) month period provided above, all Incentive Stock Options previously granted under the Plan shall be exercisable as Non-Qualified Stock Options.

     18.  Limitation of Award Grants to Executive Officers. The Company may not
          ------------------------------------------------
in any one fiscal year grant Awards under the Plan for more than 750,000 shares to any executive officer of the Company.

                               pcOrder.com, Inc.
                         Employee Stock Purchase Plan


1.  Purpose.
    -------

     This pcOrder.com, Inc. Employee Stock Purchase Plan (the "Plan") is designed to encourage and assist employees of pcOrder.com, Inc. (the "Company") and any Participating Subsidiary, as defined in Section 4, to acquire an equity interest in the Company through the purchase of shares of Company common stock (the "Common Stock").

2.  Administration.
    --------------

     The Plan shall be administered by the Board of Directors of the Company (or a committee thereof designated by the Board of Directors, which in either case is referred to as the "Board"). The Board may from time to time select a committee or persons (the "Administrator") to be responsible for any matters in implementing the Plan. If no such committee or persons are selected, the Board shall be the Administrator. Subject to the express provisions of the Plan, to the overall supervision of the Board, and to the limitations of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), the Administrator may administer and interpret the Plan in any manner it believes to be desirable, and any such interpretation shall be conclusive and binding on the Company and all persons, and the Administrator shall have all powers necessary to accomplish the purposes of the Plan and discharge its duties hereunder.

3.  Number of Shares.
    ----------------

     (a) Share Limit. The total number of shares of Common Stock initially
         -----------
reserved and available for issuance pursuant to this Plan shall be 250,000 (the "Share Limit"). Notwithstanding the foregoing and subject to Section 3(b), the Share Limit shall automatically increase on January 1, 2001 and January 1 each year thereafter until and including January 1, 2009 (unless the Plan is terminated earlier in accordance with the provisions hereof) by the "Annual Increase" which shall consist of a number of shares equal to the least of (i) 150,000, (ii) three quarters of one percent (.75%) of the number of shares of all classes of common stock of the Company outstanding on that date or (iii) a lesser number determined by the Administrator prior to such date; provided that the total number of shares available for issuance under the Plan shall not exceed the initial Share Limit plus the maximum potential cumulative Annual Increase. The Share Limit shall be reduced by the number of shares issued under the pcOrder.com, Inc. Foreign Subsidiary Employee Stock Purchase Plan ("Foreign Plan"). Shares issued under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares reacquired in private transactions or open market purchases, but all shares issued under this Plan and the Foreign Plan shall be counted against the Share Limit.

     (b) Adjustments. In the event of any reorganization, recapitalization,
         -----------
stock split, reverse stock split, stock dividend, combination of shares, offering of rights, or other similar change in the capital structure of the Company, the Board may make such adjustment, if any, as it deems appropriate in the number, kind, and purchase price of the shares available for purchase under the Plan and in the maximum number of shares subject to any option under the Plan.

4.  Eligibility Requirements.
    ------------------------

     (a) Eligible Employees. Each employee of the Company and each Participating
         ------------------
Subsidiary, except those described in the next paragraph, shall become eligible to participate in the Plan in accordance with Section 5 on the first Enrollment Date on or following commencement of his or her employment by the Company or the Participating Subsidiary or following such period of employment, not to exceed two years, as is designated by the Board from time to time. Participation in the Plan is entirely voluntary.

     (b) Non-Eligible Employees. The following employees are not eligible to
         ----------------------
participate in the Plan:

          (i) employees who would, immediately upon enrollment in the Plan, own directly or indirectly (including options or rights to acquire stock possessing as provided in Section 423(b)(3) of the Code) five percent or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary of the Company or any parent of the Company (as defined in Section 424 of the Code); and

          (ii) employees who are customarily employed by the Company less than 20 hours per week or less than five months in any calendar year.

     (c) Definition of Employee. "Employee" shall mean any individual who is an
         ----------------------
employee of the Company or a Participating Subsidiary. Whether an individual qualifies as an Employee shall be determined by the Administrator, in its sole discretion. The Administrator shall be guided by the provisions of Treasury Regulation Section 1.421-7 and Section 3401(c) of the Code and the Treasury Regulations thereunder, with the intent that the Plan cover all "employees" within the meaning of those provisions other than those who are not eligible to participate in the Plan; provided, however, that any determinations regarding whether an individual is an "employee" shall be prospective only, unless otherwise determined by the Administrator. Unless the Administrator makes a contrary determination, the Employees of the Company shall, for all purposes of this Plan, be those individuals who are carried as employees of the Company or a Participating Subsidiary for regular payroll purposes or are on a leave of absence for not more than 90 days. Any inquiries regarding eligibility to participate in the Plan shall be directed to the Administrator, whose decision will be final.

     (d) Definition of Subsidiary. "Subsidiary" shall mean any corporation
         ------------------------
described in Section 424(e) or (f) of the Code. "Participating Subsidiary" shall mean a subsidiary which has been designated by the Administrator as covered by the Plan.

5.  Enrollment.
    ----------

     Any eligible employee may enroll or re-enroll in the Plan each year as of the first trading day of (i) April 2000, (ii) November 2000, and (iii) each May and November thereafter, or such other days as may be established by the Board from time to time (the "Enrollment Dates"). In order to enroll, an eligible employee must complete and submit to the Company an enrollment form. Any enrollment form received by the designee of the Administrator by (a) the April 2000 Enrollment Date, (b) with respect to each Enrollment Date thereafter, the 25th day of the month preceding such Enrollment Date (or the Enrollment Date in the case of employees hired after such 25th day), or (c) such other date established by the Administrator from time to time, will be effective on that Enrollment Date. For purposes of the Plan, a "trading day" is any day on which regular trading occurs on any established stock exchange or market system on which the Common Stock is traded.

6.   Grant of Option on Enrollment.
     -----------------------------

          (a)  Grant of Option. Enrollment or re-enrollment by a participant
               ---------------
in the Plan on an Enrollment Date will constitute the grant by the Company to the participant of an option to purchase shares of Common Stock from the Company under the Plan. Any participant whose option expires and who has not withdrawn from the Plan will automatically be re-enrolled in the Plan and granted a new option on the Enrollment Date immediately following the date on which the option expires. Furthermore, except as may otherwise be determined by the Administrator, each participant who has not withdrawn from the Plan will automatically be re-enrolled in the Plan and granted a new option on any Enrollment Date on which the fair market value per share of the Company's Common Stock is lower than the fair market value per share on the Enrollment Date for such participant's existing option.

     (b)  Terms of Option. Each option granted under the Plan shall have the
          ---------------
following terms:

               (i) each option granted under the Plan will have a term of not more than 12 months or such shorter option period as may be established by the Board from time to time, provided that the option period commencing with the April 2000 Enrollment Date shall have a 13 month term; notwithstanding the foregoing, however, whether or not all shares have been purchased thereunder, the option will expire on the earlier to occur of (A) the completion of the purchase of shares on the last Purchase Date occurring within 12 months after the Enrollment Date for such option (or 13 months with respect to the April 2000 Enrollment Date), or such shorter option period as may be established by the Board before an Enrollment Date for all options to be granted on such date or (B) the date on which the employee's participation in the Plan terminates for any reason;

               (ii) payment for shares purchased under the option will be made only through payroll withholding in accordance with Section 7;

               (iii) purchase of shares upon exercise of the option will be effected only on the Purchase Dates established in accordance with Section 8;

               (iv) the price per share under the option will be determined as provided in Section 8;

               (v) the number of shares available for purchase under an option will, unless otherwise established by the Board before an Enrollment Date for all options to be granted on such date, be determined by dividing $25,000 by the fair market value of a share of Common Stock on the Enrollment Date and by multiplying the result by the number of calendar years included in whole or in part in the period from grant to expiration of the option;

               (vi) the option (taken together with all other options then outstanding under this and all other similar stock purchase plans of the Company and any subsidiary of the Company, collectively "Options") will in no event give the participant the right to purchase shares at a rate per calendar year which accrues in excess of $25,000 of fair market value of such shares, determined at the applicable Enrollment Date;

               (vii) the option will in no event give the right to purchase more than 500 shares on any Purchase Date; and

               (viii) the option will in all respects be subject to the terms and conditions of the Plan, as interpreted by the Administrator, in its sole discretion, from time to time.

 7. Payroll and Tax Withholding; Use by Company.
    -------------------------------------------

     (a)  Payroll Deductions. Each participant shall elect to have amounts
          ------------------
withheld from his or her compensation paid by the Company during the option period, at a rate equal to any whole percentage up to 15 percent, or such other maximum percentage as the Board may establish from time to time before an Enrollment Date. Compensation includes regular salary payments, bonuses, overtime pay and any other compensation as may be determined from time to time by the Administrator, but excludes all other payments including, without limitation, long-term disability or workers compensation payments, car allowances, employee referral bonuses, relocation payments, expense reimbursements (including but not limited to travel, entertainment, and moving expenses), salary gross-up payments, and non-cash recognition awards. The participant shall designate a rate of withholding in his or her enrollment form and may elect to increase or decrease the rate of contribution effective as of any Enrollment Date, by delivery to the Company, not later than the 25th day of the month preceding such Enrollment Date, of a written notice indicating the revised withholding rate. The first payroll deduction will commence with the first payment of compensation on or after the Enrollment Date.

     (b)  Use of Withholdings. Payroll withholdings shall be credited to an
          -------------------
account maintained for purposes of the Plan on behalf of each participant, as soon as administratively feasible after the withholding occurs. The Company shall be entitled to use the withholdings for any corporate purpose, shall have no obligation to pay interest on withholdings to any participant, and shall not be obligated to segregate withholdings.

     (c)  Tax Withholdings. The participant shall pay, or make provision
          ----------------
adequate to the Company for payment of, all federal, state, and other tax (and similar) withholdings that the Company determines, in its discretion, are required due to the acquisition of shares under the Plan or the disposition of such shares, including any such withholding that the Company determines in its discretion is necessary to allow the Company to claim tax deductions or other benefits in connection with the disposition.

8.  Purchase of Shares.
    ------------------

     (a)  Purchase Date. On the last trading day of each month immediately
          -------------
preceding a month containing an Enrollment Date, or on such other days as may be established by the Board from time to time prior to an Enrollment Date for all options to be granted on an Enrollment Date (each a "Purchase Date"), the Company shall apply the funds then credited to each participant's payroll withholdings account to the purchase of whole shares of Common Stock.

     (b)  Purchase Price. The cost to the participant for the shares purchased
          --------------
under any option shall be not less than 85 percent of the lower of:

               (i) the fair market value of the Common Stock on the Enrollment Date for such option; or

               (ii) the fair market value of the Common Stock on that Purchase Date.

The "fair market value" of the Common Stock on a date shall be the closing price of the Common Stock on the Nasdaq National Market (or, if determined by the Administrator to be the primary market on which the Common Stock is traded, a stock exchange or other market system on which the Common Stock is traded), or the fair market value on such date as determined by the Administrator if no such price is reported.

     (c)  Funds Remaining After Purchase. Any funds in an amount less than the
          ------------------------------
cost of one share of Common Stock left in a participant's payroll withholdings account on a Purchase Date shall be carried forward in such account for application on the next Purchase Date.

     (d)  Insufficient Shares Available. If at any Purchase Date, the shares
          -----------------------------
available under the Plan are less than the number all participants would otherwise be entitled to purchase on such date, purchases shall be reduced proportionately to eliminate the deficit. Any funds that cannot be applied to the purchase of shares due to such a reduction shall be refunded to participants as soon as administratively feasible, unless the Administrator, in its sole discretion, determines that such excess funds shall be carried over to the next Purchase Date under this Plan.

9. Withdrawal from the Plan.
   ------------------------

     A participant may withdraw from the Plan in full (but not in part) at any time, effective after written notice thereof is received by the Company. All funds credited to a participant's payroll withholdings account shall be distributed to him or her without interest within 60 days after notice of withdrawal is received by the Company. Any eligible employee who has withdrawn from the Plan may enroll in the Plan again on any subsequent Enrollment Date in accordance with the provisions of Section 5.

10.  Termination of Employment.
     -------------------------

     Participation in the Plan terminates immediately when a participant ceases to be employed by the Company for any reason whatsoever (including death or disability) or otherwise becomes ineligible to participate in the Plan. As soon as administratively feasible after termination, the Company shall pay to the participant or his or her beneficiary or legal representative, all amounts credited to the participant's payroll withholdings account; provided, however, that if a participant ceases to be employed by the Company because of the commencement of employment with a Subsidiary of the Company that is not a Participating Subsidiary, funds then credited to such participant's payroll withholdings account shall be applied to the purchase of whole shares of Common Stock at the next Purchase Date, and any funds remaining after such purchase shall be paid to the participant.

11.  Beneficiaries.
     -------------

          (a)  Designation of Beneficiary. Each participant may designate one
               --------------------------
or more beneficiaries in the event of death and may, in his or her sole discretion, change such designation at any time. Any such designation shall be effective upon receipt in written form by the Company and shall control over any disposition by will or otherwise.

          (b)  Payment to Beneficiary. As soon as administratively feasible
               ----------------------
after the death of a participant, amounts credited to his or her account shall be paid in cash to the designated beneficiaries or, in the absence of a designation, to the executor, administrator, or other legal representative of the participant's estate. Such payment shall relieve the Company of further liability with respect to the Plan on account of the deceased participant. If more than one beneficiary is designated, each beneficiary shall receive an equal portion of the account unless the participant has given express contrary written instructions.

12.  Assignment.
     ----------

          (a)  Assignment Prohibited. Except as provided in Section 11, the
               ---------------------
rights of a participant under the Plan shall not be assignable by such participant, by operation of law or otherwise. No participant may create a lien on any funds, securities, rights, or other property held by the Company for the account of the participant under the Plan, except to the extent that there has been a designation of beneficiaries in accordance with the Plan, and except to the extent permitted by the laws of descent and distribution if beneficiaries have not been designated.

          (b)  Rights Exercisable Only by Participant. A participant's right to
               --------------------------------------
purchase shares under the Plan shall be exercisable only during the participant's lifetime and only by him or her, except that a participant may direct the Company in the enrollment form to issue share certificates to the participant and his or her spouse in community property, to the participant jointly with one or more other persons with right of survivorship, or to certain forms of trusts approved by the Administrator; provided, that such direction may not be terminated, except at the beginning of a new enrollment period or pursuant to a "qualified domestic relations order" as defined under the Code.

13.  Administrative Assistance.
     -------------------------

     If the Administrator in its discretion so elects, it may engage a brokerage firm, bank, or other financial institution to assist in the purchase of shares, delivery of reports, or other administrative aspects of the Plan. If the Administrator so elects, each participant shall be deemed upon enrollment in the Plan to have authorized the establishment of an account on his or her behalf at such institution. Shares purchased by a participant under the Plan shall be held in the account in the name in which the share certificate would otherwise be issued.

14.  Costs.
     ------

          All costs and expenses incurred in administering the Plan shall be paid by the Company, except that any stamp duties or transfer taxes applicable to participation in the Plan may be charged to the account of such participant by the Company. Any brokerage fees for the purchase of shares by a participant shall be paid by the Company, but brokerage fees for the resale of shares by a participant shall be borne by the participant.

15.  Equal Rights and Privileges.
     ---------------------------

          All eligible employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 of the Code and the related Treasury Regulations. Any provision of the Plan which is inconsistent with Section 423 of the Code shall without further act or amendment by the Company or the Board be reformed to comply with the requirements of Section 423. This Section 15 shall take precedence over all other provisions of the Plan.

16.  Applicable Law.
     --------------

          The Plan and options granted hereunder shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of Texas.

17.  Modification and Termination.
     ----------------------------

          (a) Modification and Termination of Plan. The Board may modify, amend,
              ------------------------------------
alter, or terminate the Plan at any time, including amendments to outstanding options. No amendment to (i) increase the number of shares reserved for purchase under the Plan or (ii) change the designation of the employees (or class of employees) eligible for participation in the Plan, shall be effective unless within 12 months after it is adopted by the Board, it is approved by the stockholders of the Company.

          (b) Termination of Options. In the event the Plan is terminated, the
              ----------------------
 Board may elect to terminate all outstanding options either immediately or upon completion of the purchase of shares on the next Purchase Date, or may elect to permit options to expire in accordance with their terms (and participation to continue through such expiration dates). If the options are terminated prior to expiration, all funds contributed to the Plan that have not been used to purchase shares shall be returned to the participants as soon as administratively feasible.

        (c)  Asset Sale, Merger, etc. In the event of the sale of all or
             -----------------------
substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation, or the dissolution or liquidation of the Company, the Board shall provide for the assumption or substitution of each option under the Plan by the successor or surviving corporation, or a parent or subsidiary thereof, unless the Board decides to take such other action as it deems appropriate, including, without limitation, providing for the termination of the Plan and providing for a Purchase Date to occur on the trading day immediately preceding the date of such termination.

18.  Rights as an Employee.
     ---------------------

        Nothing in the Plan shall be construed to give any person the right to remain in the employ of the Company or any Subsidiary or to affect the Company's or any Subsidiary's right to terminate the employment of any person at any time with or without cause.

19.  Rights as a Shareholder; Delivery of Certificates.
     -------------------------------------------------

        Participants shall be treated as the owners of their shares effective as of the Purchase Date. Certificates evidencing shares purchased on any Purchase Date shall be delivered to participants as soon as administratively feasible, unless the Administrator determines that the Company instead of delivery of share certificates shall (i) deliver a certificate (or equivalent) to a broker for crediting to the Participant's account, or (ii) make a notation in the Participant's favor of non-certificated shares on the Company's stock records.

                               pcOrder.com, Inc.
                Foreign Subsidiary Employee Stock Purchase Plan


1.   Purpose.
     -------

     This pcOrder.com, Inc. Foreign Subsidiary Employee Stock Purchase Plan (the "Plan") is designed to encourage and assist employees of any Participating Subsidiary of pcOrder.com, Inc. ("pcOrder"), as defined in Section 4, to acquire an equity interest in pcOrder through the purchase of shares of pcOrder common stock (the "Common Stock"). pcOrder and all of the Participating Subsidiaries shall be collectively referred to herein as the "Company". The Plan is not intended to qualify for treatment under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

2.   Administration.
     --------------

     The Plan shall be administered by the Board of Directors of pcOrder (or a committee thereof designated by the Board of Directors, which in either case is referred to as the "Board"). The Board may from time to time select a committee or persons (the "Administrator") to be responsible for any matters in implementing the Plan. If no such committee or persons are selected, the Board shall be the Administrator. Subject to the express provisions of the Plan and to the overall supervision of the Board, the Administrator may administer and interpret the Plan in any manner it believes to be desirable, and any such interpretation shall be conclusive and binding on the Company and all persons, and the Administrator shall have all powers necessary to accomplish the purposes of the Plan and discharge its duties hereunder.

3.   Number of Shares.
     ----------------

     (a) Share Limit. The total number of shares of Common Stock initially
         -----------
reserved and available for issuance pursuant to this Plan shall be 250,000 (the "Share Limit"). Notwithstanding the foregoing and subject to Section 3(b), the Share Limit shall automatically increase on January 1, 2001 and January 1 each year thereafter until and including January 1, 2009 (unless the Plan is terminated earlier in accordance with the provisions hereof) by the "Annual Increase" which shall consist of a number of shares equal to the least of (i) 150,000, (ii) three quarters of one percent (.75%) of the number of shares of all classes of common stock of the Company outstanding on that date or (iii) a lesser number determined by the Administrator prior to such date; provided that the total number of shares available for issuance under the Plan shall not exceed the initial Share Limit plus the maximum potential cumulative Annual Increase. The Share Limit shall be reduced by the number of shares issued under
the pcOrder.com, Inc. Employee Stock Purchase Plan ("Domestic Plan").   Shares
issued under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares reacquired in private transactions or open market purchases, but all shares issued under this Plan and the Domestic Plan shall be counted against the Share Limit.

     (b) Adjustments. In the event of any reorganization, recapitalization,
         -----------
stock split, reverse stock split, stock dividend, combination of shares, offering of rights, or other similar change in the capital structure of pcOrder, the Board may make such adjustment, if any, as it deems appropriate in the number, kind, and purchase price of the shares available for purchase under the Plan and in the maximum number of shares subject to any option under the Plan.

4.   Eligibility Requirements.
     ------------------------

     (a) Eligible Employees. Each employee of each Participating Subsidiary,
         ------------------
except those described in the next paragraph, shall become eligible to participate in the Plan in accordance with Section 5 on the first Enrollment Date on or following commencement of his or her employment by the Company or the Participating Subsidiary or following such period of employment, not to exceed two years, as is designated by the Board from time to time. Participation in the Plan is entirely voluntary.

     (b) Non-Eligible Employees. The following employees are not eligible to
         ----------------------
participate in the Plan:

          (i) employees who would, immediately upon enrollment in the Plan, own directly or indirectly (including options or rights to acquire stock possessing as provided in Section 423(b)(3) of the Code) five percent or more of the total combined voting power or value of all classes of stock of pcOrder or any subsidiary of pcOrder or any parent of the Company (as defined in Section 424 of the Code); and

          (ii) employees who are customarily employed by the Company less than 20 hours per week or less than five months in any calendar year.

          (iii) employees who are prohibited by applicable law from participating in the Plan.

     (c) Definition of Employee. "Employee" shall mean any individual who is an
         ----------------------
employee of a Participating Subsidiary. Whether an individual qualifies as an Employee shall be determined by the Administrator, in its sole discretion. The Administrator shall be guided by the provisions of Treasury Regulation Section 1.421-7 and Section 3401(c) of the Code and the Treasury Regulations thereunder, with the intent that the Plan cover all "employees" within the meaning of those provisions other than those who are not eligible to participate in the Plan; provided, however, that any determinations regarding whether an individual is an "employee" shall be prospective only, unless otherwise determined by the Administrator. Unless the Administrator makes a contrary determination, the Employees of the Company shall, for all purposes of this Plan, be those individuals who are carried as employees of a Participating Subsidiary for regular payroll purposes or are on a leave of absence for not more than 90 days. Any inquiries regarding eligibility to participate in the Plan shall be directed to the Administrator, whose decision will be final.

     (d) Definition of Subsidiary. "Subsidiary" shall mean any corporation
         ------------------------
described in Section 424(e) or (f) of the Code. "Participating Subsidiary" shall mean a subsidiary which has been designated by the Administrator as covered by the Plan; provided, however, that no subsidiary participating in the Domestic Plan may be designated for participation in the Plan.

5.   Enrollment.
     ----------

     Any eligible employee may enroll or re-enroll in the Plan each year as of the first trading day of (i) April 2000, (ii) November 2000, and (iii) each May and November thereafter, or such other days as may be established by the Board from time to time (the "Enrollment Dates"). In order to enroll, an eligible employee must complete and submit to the designee of the Administrator or the Employee's Participating Subsidiary an enrollment form. Any enrollment form received by pcOrder or the Employee's Participating Subsidiary by (a) the April 2000 Enrollment Date, (b) with respect to each Enrollment Date thereafter, the 25th day of the month preceding such Enrollment Date (or the Enrollment Date in the case of employees hired after such 25th day), or (c) such other date established by the Administrator from time to time, will be effective on that Enrollment Date. For purposes of the Plan, a "trading day" is any day on which regular trading occurs on any established stock exchange or market system on which the Common Stock is traded.

6.   Grant of Option on Enrollment.
     -----------------------------

     (a) Grant of Option. Enrollment or re-enrollment by a participant in the
         ---------------
Plan on an Enrollment Date will constitute the grant by pcOrder to the participant of an option to purchase shares of Common Stock from pcOrder under the Plan. Any participant whose option expires and who has not withdrawn from the Plan will automatically be re-enrolled in the Plan and granted a new option on the Enrollment Date immediately following the date on which the option expires. Furthermore, except as may otherwise be determined by the Administrator, each participant who has not withdrawn from the Plan will automatically be re-enrolled in the Plan and granted a new option on any Enrollment Date on which the fair market value per share of the Common Stock is lower than the fair market value per share on the Enrollment Date for such participant's existing option.

     (b) Terms of Option. Each option granted under the Plan shall have the
         ---------------
following terms:

          (i) each option granted under the Plan will have a term of not more than 12 months or such shorter option period as may be established by the Board from time to time, provided that the option period commencing with the April 2000 Enrollment Date shall have a 13 month term; notwithstanding the foregoing, however, whether or not all shares have been purchased thereunder, the option will expire on the earlier to occur of (A) the completion of the purchase of shares on the last Purchase Date occurring within 12 months after the Enrollment Date for such option (or 13 months with respect to the April 2000 Enrollment Date), or such shorter option period as may be established by the Board before an Enrollment Date for all options to be granted on such date or (B) the date on which the employee's participation in the Plan terminates for any reason;

          (ii) payment for shares purchased under the option will be made only through payroll withholding in accordance with Section 7;

          (iii) purchase of shares upon exercise of the option will be effected only on the Purchase Dates established in accordance with Section 8;

          (iv) the price per share under the option will be determined as provided in Section 8;

          (v) the number of shares available for purchase under an option will, unless otherwise established by the Board before an Enrollment Date for all options to be granted on such date, be determined by dividing $25,000 by the fair market value of a share of Common Stock on the Enrollment Date and by multiplying the result by the number of calendar years included in whole or in part in the period from grant to expiration of the option;

          (vi) the option (taken together with all other options then outstanding under this and all other similar stock purchase plans of pcOrder and any subsidiary of pcOrder, collectively "Options") will in no event give the participant the right to purchase shares at a rate per calendar year which accrues in excess of $25,000 of fair market value of such shares, determined at the applicable Enrollment Date;

          (vii) the option will in no event give the right to purchase more than 500 shares on any Purchase Date; and

          (viii) the option will in all respects be subject to the terms and conditions of the Plan, as interpreted by the Administrator, in its sole discretion, from time to time.

 7.   Payroll and Tax Withholding; Use by Company.
      -------------------------------------------

     (a) Payroll Deductions. Each participant shall elect to have amounts
         ------------------
withheld from his or her compensation paid by the Company during the option period, at a rate equal to any whole percentage up to 15 percent, or such other maximum percentage as the Board may establish from time to time before an Enrollment Date. Compensation includes regular salary payments, bonuses, overtime pay and any other compensation as may be determined from time to time by the Administrator, but excludes all other payments including, without limitation, long-term disability or workers compensation payments, car allowances, employee referral bonuses, relocation payments, expense reimbursements (including but not limited to travel, entertainment, and moving expenses), salary gross-up payments, and non-cash recognition awards. The participant shall designate a rate of withholding in his or her enrollment form and may elect to increase or decrease the rate of contribution effective as of any Enrollment Date, by delivery to pcOrder or the Employee's Participating Subsidiary, not later than the 25th day of the month preceding such Enrollment Date, of a written notice indicating the revised withholding rate. The first payroll deduction will commence with the first payment of compensation on or after the Enrollment Date.

     (b) Use of Withholdings. Payroll withholdings shall be credited to an
         -------------------
account maintained for purposes of the Plan in local currency on behalf of each participant, as soon as administratively feasible after the withholding occurs. The Company shall be entitled to use the withholdings for any corporate purpose, shall have no obligation to pay interest on withholdings to any participant, and shall not be obligated to segregate withholdings.

     (c) Tax Withholdings. Upon acquisition or disposition of shares acquired by
         ----------------
exercise of an option, the participant shall pay, or make provision adequate to the Company for payment of, all federal, state, and other tax (and similar) withholdings that the Company determines, in its discretion, are required due to the disposition, including any such withholding that the Company determines in its discretion is necessary to allow the Company to claim tax deductions or other benefits in connection with the disposition. A participant shall make such similar provisions for payment that the Company determines, in its discretion, are required due to the exercise of an option, including such provisions as are necessary to allow the Company to claim tax deductions or other benefits in connection with the exercise of the option.

8. Purchase of Shares.
   ------------------

     (a) Purchase Date. On the last trading day of each month immediately
         -------------
preceding a month containing an Enrollment Date, or on such other days as may be established by the Board from time to time prior to an Enrollment Date for all options to be granted on an Enrollment Date (each a "Purchase Date"), the Company shall convert each participant's account balance, including amounts carried forward to U.S. Dollars, determined based on the spot rate applicable to purchase of U.S. dollars for delivery on the Purchase Date, and shall apply the funds then credited to each participant's payroll withholdings account to the purchase of whole shares of Common Stock.

     (b) Purchase Price. The cost to the participant for the shares purchased
         --------------
under any option shall be not less than 85 percent of the lower of:

          (i) the fair market value of the Common Stock on the Enrollment Date for such option; or

          (ii) the fair market value of the Common Stock on that Purchase Date.

The "fair market value" of the Common Stock on a date shall be the closing price of the Common Stock on the Nasdaq National Market (or, if determined by the Administrator to be the primary market on which the Common Stock is traded, a stock exchange or other market system on which the Common Stock is traded), or the fair market value on such date as determined by the Administrator if no such price is reported.

     (c) Funds Remaining After Purchase. Any funds in an amount less than the
         ------------------------------
cost of one share of Common Stock left in a participant's payroll withholdings account on a Purchase Date shall be carried forward in such account for application on the next Purchase Date.

     (d) Insufficient Shares Available. If at any Purchase Date, the shares
         -----------------------------
available under the Plan are less than the number all participants would otherwise be entitled to purchase on such date, purchases shall be reduced proportionately to eliminate the deficit. Any funds that cannot be applied to the purchase of shares due to such a reduction shall be refunded to participants as soon as administratively feasible, unless the Administrator, in its sole discretion, determines that such excess funds shall be carried over to the next Purchase Date under this Plan.

9.  Withdrawal from the Plan.
    ------------------------

       A participant may withdraw from the Plan in full (but not in part) at any time, effective after written notice thereof is received by the Company. All funds credited to a participant's payroll withholdings account shall be distributed to him or her without interest within 60 days after notice of withdrawal is received by the Company. Any eligible employee who has withdrawn from the Plan may enroll in the Plan again on any subsequent Enrollment Date in accordance with the provisions of Section 5.

10. Termination of Employment.
    -------------------------

       Participation in the Plan terminates immediately when a participant ceases to be employed by the Company for any reason whatsoever (including death or disability) or otherwise becomes ineligible to participate in the Plan. As soon as administratively feasible after termination, the Company shall pay to the participant or his or her beneficiary or legal representative, all amounts credited to the participant's payroll withholdings account; provided, however, that if a participant ceases to be employed by the Company because of the commencement of employment with a Subsidiary of the Company that is not a Participating Subsidiary, funds then credited to such participant's payroll withholdings account shall be applied to the purchase of whole shares of Common Stock at the next Purchase Date, and any funds remaining after such purchase shall be paid to the participant.

11. Beneficiaries.
    -------------

       (a) Designation of Beneficiary. Each participant may designate one or
           --------------------------
more beneficiaries in the event of death and may, in his or her sole discretion, change such designation at any time. Any such designation shall be effective upon receipt in written form by the Company and shall control over any disposition by will or otherwise.

      (b) Payment to Beneficiary. As soon as administratively feasible after the
          ----------------------
death of a participant, amounts credited to his or her account shall be paid in cash to the designated beneficiaries or, in the absence of a designation, to the executor, administrator, or other legal representative of the participant's estate. Such payment shall relieve the Company of further liability with respect to the Plan on account of the deceased participant. If more than one beneficiary is designated, each beneficiary shall receive an equal portion of the account unless the participant has given express contrary written instructions.

12. Assignment.
    ----------

       (a) Assignment Prohibited. Except as provided in Section 11, the rights
           ---------------------
of a participant under the Plan shall not be assignable by such participant, by operation of law or otherwise. No participant may create a lien on any funds, securities, rights, or other property held by the Company for the account of the participant under the Plan, except to the extent that there has been a designation of beneficiaries in accordance with the Plan, and except to the extent permitted by the laws of descent and distribution if beneficiaries have not been designated.

      (b)  Rights Exercisable Only by Participant. A participant's right to
           --------------------------------------
purchase shares under the Plan shall be exercisable only during the participant's lifetime and only by him or her, except that a participant may direct the Company in the enrollment form to issue share certificates to the participant and his or her spouse in community property, to the participant jointly with one or more other persons with right of survivorship, or to certain forms of trusts approved by the Administrator; provided, that such direction may not be terminated, except at the beginning of a new enrollment period or pursuant to a "qualified domestic relations order" as defined under the Code.

13. Administrative Assistance.
    -------------------------

      If the Administrator in its discretion so elects, it may engage a brokerage firm, bank, or other financial institution to assist in the purchase of shares, delivery of reports, or other administrative aspects of the Plan. If the Administrator so elects, each participant shall be deemed upon enrollment in the Plan to have authorized the establishment of an account on his or her behalf at such institution. Shares purchased by a participant under the Plan shall be held in the account in the name in which the share certificate would otherwise be issued.

14. Costs.
    -----

      All costs and expenses incurred in administering the Plan shall be paid by the Company, except that any stamp duties or transfer taxes applicable to participation in the Plan may be charged to the account of such participant by the Company. Any brokerage fees for the purchase of shares by a participant shall be paid by the Company, but brokerage fees for the resale of shares by a participant shall be borne by the participant.

15. Equal Rights and Privileges.
    ---------------------------

      All eligible employees shall have substantially equal rights and privileges with respect to the Plan.

16. Applicable Law.
    --------------

      The Plan and options granted hereunder shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of Texas.

17. Modification and Termination.
    ----------------------------

      (a) Modification and Termination of Plan. The Board may modify, amend,
          ------------------------------------
alter, or terminate the Plan at any time, including amendments to outstanding options. No amendment to increase the number of shares reserved for purchase under the Plan shall be effective unless within 12 months after it is adopted by the Board, it is approved by the stockholders of pcOrder.

   (b) Termination of Options. In the event the Plan is terminated, the Board
       ----------------------
may elect to terminate all outstanding options either immediately or upon completion of the purchase of shares on the next Purchase Date, or may elect to permit options to expire in accordance with their terms (and participation to continue through such expiration dates). If the options are terminated prior to expiration, all funds contributed to the Plan that have not been used to purchase shares shall be returned to the participants as soon as administratively feasible.

   (c) Asset Sale, Merger, etc. In the event of the sale of all or substantially
       -----------------------
all of the assets of pcOrder, or the merger or consolidation of pcOrder with or into another corporation, or the dissolution or liquidation of pcOrder, the Board shall provide for the assumption or substitution of each option under the Plan by the successor or surviving corporation, or a parent or subsidiary thereof, unless the Board decides to take such other action as it deems appropriate, including, without limitation, providing for the termination of the Plan and providing for a Purchase Date to occur on the trading day immediately preceding the date of such termination.

18.  Rights as an Employee.
     ---------------------

     Nothing in the Plan shall be construed to give any person the right to remain in the employ of the Company or any Subsidiary or to affect the Company's or any Subsidiary's right to terminate the employment of any person at any time with or without cause.

19.  Rights as a Shareholder; Delivery of Certificates.
     -------------------------------------------------

     Participants shall be treated as the owners of their shares effective as of the Purchase Date. Certificates evidencing shares purchased on any Purchase Date shall be delivered to participants as soon as administratively feasible, unless the Administrator determines that pcOrder instead of delivery of share certificates (i) deliver a certificate (or equivalent) to a broker for crediting to the Participant's account, or (ii) make a notation in the Participant's favor of non-certificated shares on the Company's stock records.

                        Please date, sign and mail your
                     proxy card back as soon as possible!

                        Annual Meeting of Stockholders
                               PCORDER.COM, INC.

                                 July 6, 2000


                                        . Please Detach and Mail in the Envelope Provided .
------------------------------------------------------------------------------------------------------------------------------------
A     Please mark your
  [X] votes as in this
      example.

                          FOR ALL
                         NOMINEES        WITHHOLD
                         EXCEPT AS      AUTHORITY
                        NOTED BELOW      TO VOTE                                                               FOR  AGAINST  ABSTAIN
1. To elect five                                   Nominees:  Ross A. Cooley     2. To approve the             [_]    [_]      [_]
   directors to                                               Joseph A. Liemandt    pcOrder.com Employee
   serve on the            [_]             [_]                Peter J. Barris       Stock Purchase Plan
   Company's Board of Directors until the next                Linwood A. Lacy       and the pcOrder.com,
   Annual Meeting of Stockholders or until                    Robert W. Stearns     Inc. Foreign Subsidiary
   their successors are duly elected and                                            Employee Stock Purchase
   qualified:                                                                       Plan.

For, except vote withheld from the following nominee(s):                         3. To approve amendments of   [_]    [_]      [_]
________________________________________________________                            the Company's 1999 Stock
                                                                                    Option Incentive Plan,
                                                                                    to (a) increase the
                                                                                    number of shares of
                                                                                    Class A Common Stock
                                                                                    reserved for issuance
                                                                                    under the plan by an
                                                                                    additional 1,500,000
                                                                                    shares and (b) imposes a
                                                                                    limit on the number of
                                                                                    shares with respect to
                                                                                    which awards may be made
                                                                                    to each executive officer
                                                                                    under that plan in any
                                                                                    one year.

                                                                                 4. To ratify the selection    [_]    [_]      [_]
                                                                                    of Ernst & Young LLP as
                                                                                    the Company's independent
                                                                                    auditors for the fiscal
                                                                                    year ending December 31,
                                                                                    2000.

                                                                                 The Board of Directors recommends a vote FOR the
                                                                                 nominees listed above and a vote FOR each of the
                                                                                 listed proposals. This Proxy, when properly
                                                                                 executed, will be voted as specified above. IF NO
                                                                                 SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR
                                                                                 THE ELECTION OF THE DIRECTORS LISTED ABOVE AND FOR
                                                                                 THE OTHER PROPOSALS. THIS PROXY WILL BE VOTED IN
                                                                                 THE DISCRETION OF THOSE AUTHORIZED TO VOTE THIS
                                                                                 PROXY ON ANY OTHER BUSINESS.

(Authorized Signature(s)) ______________________________ (Print name(s) on certificate) _____________________ Date: _______________
NOTE: Please print the name(s) appearing on each share certificate(s) over which you have voting authority.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     PROXY
                               PCORDER.COM, INC.
                            5001 PLAZA ON THE LAKE
                               AUSTIN, TX 78746
                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                    FOR THE ANNUAL MEETING ON JULY 6, 2000.

     The undersigned hereby appoints Ross A. Cooley and Christina C. Jones as proxies, with full power to act without the other and each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of pcOrder, Inc. Class A Common Stock held of record by the undersigned on May 22, 2000, at the Annual Meeting of Stockholders to be held on July 6, 2000, or any adjournment or postponement thereof.

     This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

               PLEASE SIGN ON THE OTHER SIDE AND RETURN PROMPTLY
                       IN THE RETURN ENVELOPE PROVIDED.
        IF YOU DO NOT SIGN AND RETURN A PROXY CARD OR ATTEND THE ANNUAL
           MEETING AND VOTE BY BALLOT, YOUR SHARES CANNOT BE VOTED.

--------------------------------------------------------------------------------